UNITED STATES
SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under
§240.14a-12
PATRICK INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules
14a-6(i)(1)
and
0-11

Proxy

Statement

& Notice of 2024 Annual Meeting of Shareholders

Dear

Shareholder

1

Please review the proxy/notice card for instructions on how to vote over the Internet, by telephone or by mail in order to be certain that your shares of stock are represented at the Annual Meeting.

It is important that all Patrick Industries, Inc. shareholders vote and participate in the affairs and governance of our Company.

Notice of Annual Meeting

Date	Location	Record Date
Thursday, May 16, 2024;	Online at: meetnow.global/	March 22, 2024
10:00 A.M. ET	MAFG6HS

PROPOSAL 1	PROPOSAL 2	PROPOSAL 3

To elect nine directors to the Board of Directors to serve until the 2025 Annual Meeting of Shareholders	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024	To approve, in an advisory and non- binding vote, the compensation of the Company’s named executive officers for fiscal year 2023 as disclosed in the Proxy Statement (a “Say-on- Pay” vote)
Board Vote	Board Vote	Board Vote
Recommendation:	Recommendation:	Recommendation:
For Each Nominee	For	For

In addition

To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting

Please vote your shares using the Internet, by telephone or by mail by signing, dating and returning the enclosed Proxy Card in the enclosed envelope. If you hold shares through a broker, custodian, fiduciary, or nominee (a “beneficial holder”), please check the voting instructions used by that broker, custodian, fiduciary, or nominee. Holders with a control number from Computershare, our transfer agent, can vote at the virtual Annual Meeting.

Please return your Proxy Card so your vote can be counted. See “Voting Q&A”.

By Order of the Board of Directors,

Joel D. Duthie

Executive Vice President, Chief Legal Officer

and Secretary

April 1, 2024

Virtual Meeting Format

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: meetnow.global/ MAFG6HS on the meeting date and time described in the accompanying Proxy Statement.

If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the “Voting Q & A” section.

Notice of Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

Our 2024 Proxy Statement and Annual Report to Shareholders for fiscal 2023 are available on Patrick Industries, Inc.’s website at www.patrickind.com under “For Investors - Company Info.” You may also request hard copies of these documents free of charge by writing to us at the following address: 107 W. Franklin Street, Elkhart, Indiana 46516. Attention: Office of the Secretary.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement

Proxy Statement

Annual Meeting of Shareholders

This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders of Patrick Industries, Inc. (the “Company” or “Patrick”) on or about April 3, 2024, and are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) for the Annual Meeting of Shareholders to be held online (virtual meeting) on May 16, 2024 (the “Annual Meeting”) for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

If the form of proxy which accompanies this Proxy Statement is executed and returned, or is voted by Internet or by telephone, it may be revoked by the person giving it at any time prior to the voting thereof by:

•	changing your vote using the online voting method, in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted;

•	filing with the Secretary of the Company, during or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy;

•	duly executing and dating a subsequent proxy relating to the common stock and delivering it to the Secretary of the Company during or before the Annual Meeting; or

•	voting your shares electronically during the Annual Meeting.

If the form of proxy is signed, dated and returned without specifying choices on one or more matters presented to the shareholders, the shares will be voted on the matter or matters listed on the Proxy Card as recommended by the Company’s Board.

Additional solicitations in person, by telephone, or otherwise, may be made by certain directors, officers and employees of the Company regarding the proposals without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

Patrick’s Annual Report to Shareholders, which contains Patrick’s Annual Report on Form 10-K for the year ended December 31, 2023, accompanies this Proxy Statement. Requests for additional copies of the Annual Report on Form 10-K should be submitted to the Office of the Secretary, Patrick Industries, Inc., 107 W. Franklin Street, Elkhart, Indiana 46516. Annual Meeting materials may also be viewed online through our website, www.patrickind.com under “For Investors - Company Info.”

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement

Business Financial Highlights

Fiscal 2023 clearly demonstrated the benefits of the strategic diversification investments we have made over the last five years, evidenced by the resilience of our business model as end market demand remained challenged. Our performance and operational excellence were driven by our phenomenal team members whose passion is clear in the solutions they provide, the customer relationships they foster, and the innovative products they design. Despite the impact of higher inflation and interest rates on our end markets, our team’s thoughtful execution of our playbook resulted in record free cash flow and gross margin in 2023. We strengthened our balance sheet and continued to return cash to shareholders, punctuated by our Board’s November 2023 decision to increase our quarterly dividend by 22%.

Our performance would not have been possible without our team’s diligent optimization of our processes, coupled with stringent inventory and cost management. We paid down $260 million of debt, reduced our inventory by $158 million, and saw year-over-year declines in our expenses through prudent management of our operations. We continued to reinvest in our business and our people, focusing on automation, product innovations and our BETTER Together training. We remain forward-looking and continue to evaluate future organic and strategic growth opportunities.

As a result of our team’s efforts, we have a strong financial foundation and see a promising long-term growth trajectory for each of our end markets, as we seek to leverage the work we have done to optimize our business and the strategic diversification investments we have made. As part of these efforts, we completed the acquisition of Sportech, our largest acquisition to date, in January 2024. Sportech is another step in the evolution of our business, providing a solid platform within the Powersports market for future organic and strategic growth. Our team’s experience managing through market cycles and their drive to be the supplier of choice to the Outdoor Enthusiast and Housing markets we serve leave us confident in the future of Patrick.

2023 results were anchored by our team members’ passion for the outdoors and our customer-focused values they exhibit when building Patrick’s portfolio of products, creating value for our shareholders and the communities we serve.

Sustainability & Responsibility Highlights

In pursuit of a sustainable future, Patrick champions initiatives across three foundational pillars: Empowering People, Caring for Our Planet, and Living by Our Policies. This strategic approach has enhanced our operational efficiency, preserved our ethical standards and fostered a culture that prioritizes safety, wellness and professional growth.

Key achievements in 2023 include a 36% reduction in the Total Recordable Incident Rate, a 60% total waste recycling rate, and the engagement of over 3,000 team members in leadership training experiences, underscoring our commitment to our people, our planet, and our principles.

OUR AMBITION

“We are stewards, dedicated to our pursuit of responsible and sustainable practices - anchored in our BETTER Together culture - to positively impact our communities.”

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	2

Executive Compensation Highlights

Aligning Pay to Differentiated Performance

Our leaders understand and are motivated to meet key metrics that drive growth, profitability and ultimately shareholder value in both the short and long term. Our Compensation Committee recommends compensation decisions to the Board which support this philosophy. The plan design is brought to life through understanding each compensation element and the impact of the individual’s and the team’s performance as outlined below.

Each compensation component, relative to peer group and general industry data, supports our philosophy of rewarding differentiated performance by emphasizing each executive’s variable pay elements.

•	Base Salary, though lower than peer base compensation, is designed in alignment with the philosophy of focusing on performance-dependent variable pay.

•

The annual Short-Term Cash Compensation Plan provides for enhanced payouts for performance above plan up to a maximum of 200% of target compensation at 115% of plan and incorporates a threshold payout of 50% of target compensation at 75% of plan.

•

The annual Long-Term Incentive Compensation Plan is designed to drive the executive’s focus on long-term profitability through both organic and inorganic growth over the three-year award performance period. This equity plan is also designed to motivate leadership to perform above plan with a maximum payout of 200% of target compensation at 120% of plan and a threshold payout of 50% of target compensation at 80% of plan.

Compensation Element	Percentile Positioning vs. Peer Proxy and General Industry Data	Our focus on variable pay to motivate performance, a key component of our compensation plan over the past decade, has proven successful in aligning our team’s compensation to shareholder returns.
Base Salary	25th - 50th
Short-Term Incentive	50th - 75th
Total Target Cash	50th - 75th
Long-Term Incentive	25th - 50th
Total Target Compensation	50th - 75th

Key Compensation Actions Taken In Fiscal 2023

•

Base compensation for our Named Executive Officers (“NEOs”) was unchanged from 2022 to align with end-market conditions and expected financial performance in 2023 and size-scoping of our peer group and general industry data.

•	Continued to utilize external consultant, Willis Towers Watson, for data and consultation as requested by the Compensation Committee.

For the compensation of our NEOs, please refer to the Compensation Discussion and Analysis.

3

Corporate Governance Highlights

In addition to executive compensation practices that strongly link pay and performance, the Board believes that fundamental corporate governance is critical to ensuring the Company is managed for the long-term benefit of our shareholders. Patrick’s Code of Ethics for Directors, Officers and Employees and its Corporate Governance Guidelines help to ensure that we “do business right.” For more information about our governance programs and Board of Directors, see Proposal 1.

Board Risk Oversight

The Board has delegated its risk oversight responsibilities to the Audit Committee, as described under the heading “Audit Committee”. In accordance with the Audit Committee’s Charter, each of our senior financial and accounting officers reports directly to the Audit Committee regarding material risks to our business, among other matters, and the Audit Committee meets in executive sessions with the senior financial and accounting officers, and with representatives of our independent registered public accounting firm. The Audit Committee Chairman reports to the full Board regarding material risks as deemed appropriate. In addition, the Compensation Committee annually considers the extent to which the risks arising from the compensation policies and practices of the Company are reasonably likely to have a material adverse effect on the Company as a whole.

Director Independence

Seven of the nine members of the Board (as of the date of this Proxy) have been designated by the Board as independent directors. The Board determines whether a director is independent by following the guidelines of the NASDAQ Stock Market and the SEC rules and regulations. The Board has determined that the independent directors in 2023 were Joseph M. Cerulli, John A. Forbes, Michael A. Kitson, Pamela R. Klyn, Derrick B. Mayes, Denis G. Suggs and M. Scott Welch.

Consideration of Director Candidates

•	The Corporate Governance and Nominations Committee will consider Board nominees recommended by shareholders, which can be sent to the address provided below.

•	To nominate a candidate for director, under our Bylaws, a shareholder must provide to the Secretary of the Company:

•	Timely notice of the nomination (not less than 20 days or more than 50 days prior to the next Annual Meeting of Shareholders)

•	Written notice of nominee

•	Nominee’s name, age, business address, residential address, principal occupation, and number of shares of the Company owned

•	Nominee’s consent to be elected and serve

•	Documents required under federal securities laws

•	Candidate’s other board memberships (if any)

Communication With Our Shareholders And Ensuring Document Accessibility

You can find our committee charters, Board Diversity Policy, Code of Ethics and Business Conduct, Corporate Governance Guidelines, and other documents on our website at www. patrickind.com, under “For Investors-Governance” or by writing to:

Patrick Industries, Inc.

Attn: Joel D. Duthie

EVP - Chief Legal Officer and Secretary

107 W. Franklin Street

Elkhart, Indiana 46516

Shareholders can reach out directly to our full Board or a Board member by writing to the above address. Communications intended for independent directors should be directed to the Chairman of the Corporate Governance and Nominations Committee.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	4

Board Leadership and Accountability

As of the date of this Proxy Statement, our Board has nine members. Todd Cleveland serves as Chairman of the Board and M. Scott Welch serves as Lead Independent Director. Except for Andy Nemeth, our Chief Executive Officer, no director is an employee.

•	Directors are elected for a one-year term

•	Board had 16 meetings in 2023

•	Each director attended at least 75% of Board meetings and meetings of Board Committees on which they serve in 2023

•	All directors attended the most recent Annual Meeting of Shareholders which was held on May 25, 2023

•	We expect all Board Members to attend the annual meetings, but from time to time, other commitments may prevent all directors from attending each meeting

Director Qualifications and Diversity

The Corporate Governance and Nominations Committee follows a diversity policy that requires the committee to consider diversity criteria - including race, ethnicity and gender - when identifying candidates for membership. The Committee will consider a candidate’s qualifications and background, including responsibility for operating a public company or a division of a public company, international business experience, a candidate’s technical and financial background or professional qualification, diversity of background and personal experience, and any other public company boards on which the candidate is a director. The Committee will also consider whether the candidate would be “independent” for purposes of the NASDAQ Stock Market and the SEC rules and regulations. The Committee may, from time to time, engage the services of a professional search firm to identify and evaluate potential nominees.

Board Composition Matrix (9 Total Directors)*

Experience and Expertise	J. Cerulli	T. Cleveland	J. Forbes	M. Kitson	P. Klyn	D. Mayes	A. Nemeth	D. Suggs	M. Welch

Strategic Planning	●	●	●	●	●	●	●	●	●

Sales/Marketing		●	●	●	●	●	●	●	●

Manufacturing/ New Product Development		●	●	●	●		●	●	●

Acquisitions	●	●	●	●			●	●	●

Banking/Finance Relations	●	●	●	●			●	●	●

Operations/Risk Management		●	●	●	●		●	●	●

Industry Experience		●	●	●			●		●

Other Public Company Boards Currently Serving		●	●					●	●

Diversity

Gender Identity	Male	Male	Male	Male	Female	Male	Male	Male	Male

Race/Ethnicity	White	White	White	White	White	African American	White	African American	White

* As of March 22, 2024

5

Proposal 1

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	6

2023 Board Composition and Governance Highlights

Size of Board	9	Annual Election of All Directors	✓

Average Age (in years) of Directors	59	Diverse Board Committee Chairs	✓

Number of Independent Directors	7/9	Independent Directors Meet Without Non-Independent Directors Present	✓

Directors that are Gender or Racially/ Ethnically Diverse	33%	Board Orientation and Continuing Education	✓

Audit Committee Expertise	67%	Board-level Oversight of Environmental, Social & Governance (ESG) Matters	✓

Average Tenure (in years) on Board	10.9	Annual Review of Committee Charters, Code of Ethics & Governance Guidelines	✓

Separate Chairman and CEO positions	✓	Succession Planning	✓

Lead Independent Director	✓	Sustainability Reporting Framework: SASB	✓

Andy Nemeth, CEO

7

Nominees for Election

Biography

Joseph M. Cerulli, age 64, has been employed by Tontine Associates, LLC, an investment management firm (together with its affiliates, “Tontine”), since January 2007.

Qualifications

Mr. Cerulli possesses extensive knowledge with respect to business operations, strategic planning, financial and investment matters, including investment banking, capital markets, and mergers and acquisitions strategy.

Joseph M. Cerulli Age 64 Director since 2008 Committees Corporate Governance and Nominations (Chair)

Biography

Todd M. Cleveland, age 56, has been our Chairman of the Board since January 1, 2023 and Executive Chairman of the Board from January 2020 to December 31, 2022. Prior to that, Mr. Cleveland was Chairman of the Board from May 2018 to December 2019 and our Chief Executive Officer from February 2009 to December 2019. Mr. Cleveland was President of the Company from May 2008 to December 2015 and Chief Operating Officer of the Company from May 2008 to March 2013. Mr. Cleveland has served as a Director of IES Holdings, Inc. (“IES”) from 2017 to the present, and he has been the chairman of IES’s Human Resources and Compensation Committee since February 2019 and a member of IES’s Audit Committee since February 2021.

Todd M. Cleveland Age 56 Director since 2008 Committees None Other Public Board Directorships IES Holdings, Inc.

Qualifications

Mr. Cleveland has over 33 years of RV, marine, manufactured housing, and industrial experience in various operating capacities. He also has extensive knowledge of our Company and the industries to which we sell our products. Mr. Cleveland’s experience includes management development and leadership, acquisitions, strategic planning, finance and capital allocation, and the manufacturing and sales of our products.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	8

Biography

John A. Forbes, age 64, has been a partner with Outcomes LLC and Full Sails LLC, two firms engaged in new product development and strategic business consulting, since June 2017. In addition, Mr. Forbes served as the interim Chief Financial Officer (“CFO”) of the Company from June 2020 to November 2020. Previously, Mr. Forbes was the President of Utilimaster, a business unit of Shyft Group (formerly known as Spartan Motors USA, Inc.), from July 2010 to June 2017. Prior to that time, he was the CFO of Utilimaster from May 2009 to July 2010, the CFO of Nautic Global Group, LLC from 2007 to 2009 and the CFO of Adorn, LLC from 2003 to 2007. Mr. Forbes has served as a director of Chase Packaging Corporation since March 2019.

John A. Forbes Age 64 Director since 2011 Committees Audit • Compensation • Corporate Governance and Nominations Other Public Board Directorships Chase Packaging Corporation

Qualifications

Mr. Forbes has over 37 years of experience in serving various manufacturing industries, having held senior financial leadership roles. Mr. Forbes also has extensive experience with operations and talent management, acquisitions, strategic planning, risk management and banking relations. He has been determined by our Board to be an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Biography

Michael A. Kitson, age 65, served as a fractional Chief Financial Officer (“CFO”) at Ascent CFO Solutions, a provider of outsourced financial and accounting services, from May 2022 to March 2023. Prior to that time, Mr. Kitson served as the CFO of oVertone Haircare, Inc. from July 2018 through January 2022. Previously, Mr. Kitson was a principal with AVL Growth Partners, a firm that provides Chief Financial Officer and other financial advisory services, from March 2017 to July 2018. Prior to that, Mr. Kitson was the CFO of MikaTek, Ltd. from January 2016 to July 2016, the Chief Executive Officer (“CEO”) of SharpShooter Imaging from March 2015 to January 2016, the CEO of Nautic Global Group (“Nautic”) from March 2011 to October 2013, and the CFO of Nautic from August 2010 to March 2011.

Michael A. Kitson Age 65 Director since 2013 Committees Audit (Chair) • Compensation • Corporate Governance and Nominations

Qualifications

Mr. Kitson has over 37 years of experience in serving various manufacturing industries in senior financial leadership roles. Mr. Kitson also has extensive experience with corporate and operations management, finance and capital allocation, strategic planning and risk management. He has been determined by our Board to be an “audit committee financial expert” under the SEC’s rules and regulations.

9

Biography

Pamela R. Klyn, age 53, has been the Executive Vice President of Corporate Relations and Sustainability at Whirlpool Corporation, a leading global major appliance company, since August 2023 and the Senior Vice President of Corporate Relations and Sustainability at Whirlpool from January 2022 to July 2023. Prior to that time, Ms. Klyn was a Senior Vice President in the Global Product Organization at Whirlpool Corporation from 2018 to 2021, and has held various leadership positions in marketing and engineering with Whirlpool Corporation since 1993.

Pamela R. Klyn Age 53 Director since 2019 Committees Audit • Compensation • Corporate Governance and Nominations

Qualifications

Ms. Klyn has over 30 years of experience in the home appliance industry and has extensive experience in marketing, engineering, strategic planning, new product development, and sustainability practices.

Biography

Derrick B. Mayes, age 50, has been a Managing Partner of Bonaventure Equity, LLC since 2022. Prior to that time, Mr. Mayes was a Managing Partner of Play Like a Champion Capital, LLC from 2020 to 2022, and Vice President of WME/IMG, a strategic advisory firm to the sports and entertainment industry, from 2015 to 2021. Previously, he was the Chief Executive Officer of Executive Action Sports & Entertainment, serving as a strategic adviser to high profile individuals, groups and organizations in the sports and entertainment industry, from 2007 to 2015.

Derrick B. Mayes Age 50 Director since 2019 Committees Audit • Compensation • Corporate Governance and Nominations

Qualifications

Mr. Mayes has over 23 years of experience in strategic planning, mergers and acquisitions, and executive leadership, with extensive experience in the digital communications space, and has been a leadership and diversity speaker to numerous public companies and private organizations, particularly in the sports and entertainment markets.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	10

Biography

Andy L. Nemeth, age 55, has been the Company’s Chief Executive Officer since January 2020. Prior to that time, Mr. Nemeth was the President from January 2016 to July 2021, Executive Vice President of Finance and Chief Financial Officer from May 2004 to December 2015, and Secretary-Treasurer from 2002 to 2015. He was also the Vice President of Finance and Chief Financial Officer from 2003 to 2004.

Andy L. Nemeth Age 55 Director since 2006 Committees None

Qualifications

Mr. Nemeth has over 32 years of RV, marine, manufactured housing, and industrial experience in various financial and management capacities. Mr. Nemeth also has particular knowledge of our Company and the industries to which we sell our products and has extensive experience with corporate management, development and leadership, acquisitions, strategic planning, risk management, capital allocation, and banking and finance relations.

Biography

Denis G. Suggs, age 58, has been the Chief Executive Officer of LCP Transportation, LLC, a non-emergency medical transportation company, since February 2020. Prior to that time, Mr. Suggs was the President and Chief Executive Officer of Strategic Materials Corp. from March 2014 to January 2020 and also served as Chairman from 2017 to 2020. Prior to that time, Mr. Suggs was the Global Executive Vice President of Belden, Inc. from 2009 to 2013 and the President of the Americas Division / Vice President of Belden, Inc. from 2007 to 2009. Mr. Suggs has served as a director of Smith & Wesson Brands, Inc. from May 2021 to present.

Denis G. Suggs Age 58 Director since 2019 Committees Compensation (Chair) • Audit • Corporate Governance and Nominations Other Public Board Directorships Smith & Wesson Brands, Inc.

Qualifications

Mr. Suggs has over 25 years of experience in leading complex global businesses, having also held senior financial executive leadership roles with Danaher Corporation and Public Storage Corporation. Mr. Suggs also has extensive experience with corporate and operations management, strategic planning, mergers and acquisitions and risk management. Mr. Suggs served as a director of the Education Corporation of America from 2015 to 2018 and of Strategic Materials, Inc. and the Glass Packaging Institute from 2014 to 2020. He has been determined by our Board to be an “audit committee financial expert” under the SEC’s rules and regulations.

11

Biography

M. Scott Welch, age 64, has been the President and Chief Executive Officer of Welch Packaging Group, a large independently owned corrugated packaging company, since 1985. Prior to establishing Welch Packaging Group, he worked at Northern Box, Performance Packaging and Elkhart Container. Mr. Welch has served as a director of Lakeland Financial Corporation (“Lakeland”) from 1998 to present and a member of the compensation committee since 2012, and he was Lakeland’s lead independent director from 2012 to 2019. He has also served as a trustee of DePauw University since 2005.

M. Scott Welch

Age 64

Director since 2015

Lead Independent Director

since 2018

Committees Audit • Compensation • Corporate Governance and Nominations

Other Public Board Directorships

Lakeland Financial Corporation

Qualifications

Mr. Welch has over 42 years of experience in the packaging industry and has extensive experience in sales, marketing, acquisitions, organizational development, strategic planning, finance and capital allocation. He has been determined by our Board to be an “audit committee financial expert” under the SEC’s rules and regulations.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	12

2023 Non-Employee Director Compensation

01/01/2023-12/31/2023	(1) Non-employee directors receive
an annual restricted stock grant in
May of each year, which vests
upon such director’s continued
service as a Board member for one
year from the grant date or earlier
upon certain events. In addition,
non-employee directors receive
cash dividends on their restricted
common stock holdings. The
Company does not have stock
ownership guidelines for its
		directors.
Chairman of the Board Annual Retainer	$400,000
Annual Retainer (Non-Chairman Members)	90,000
Committee Chairpersons Annual Retainer:
● Audit	20,000
● Compensation	15,000
● Corporate Governance and Nominations	10,000
Lead Independent Director Additional Annual Retainer	25,000
Annual Restricted Stock Grant (1)	125,000

In addition to the compensation described above, the Company reimburses the non-employee directors’ expenses, including travel, accommodations and meals, for attending Board and Board Committee meetings, our Annual Meeting of Shareholders and any other activities related to our business. Employee directors receive no compensation as such.

The compensation paid by the Company to the directors for 2023, other than Mr. Nemeth, is set forth in the table below. Information on compensation for Mr. Nemeth is set forth in the “Executive Compensation” section.

Name	Fees Earned Or Paid In Cash (2)	Stock Awards (3)	Other Compensation (4)	Total

Joseph M. Cerulli	$100,000	$125,020	$3,477	$228,497

Todd M. Cleveland (1)	400,000	173,719	2,974	576,693

John A. Forbes	90,000	125,020	3,477	218,497

Michael A. Kitson	110,000	125,020	3,477	238,497

Pamela R. Klyn	90,000	125,020	3,477	218,497

Derrick B. Mayes	90,000	125,020	3,477	218,497

Denis G. Suggs	105,000	125,020	3,477	233,497

M. Scott Welch	115,000	125,020	3,477	243,497

(1) Effective January 1, 2023, Mr. Cleveland was appointed Chairman of the Board (a non-executive position). Prior to that time, Mr. Cleveland was Executive Chairman of the Board of the Company (a named executive officer position) from January 2020 through December 31, 2022.

(2) Fees consist of an annual cash retainer for the Board, lead independent director, and committee chairperson’s service.

(3) Amounts shown do not represent compensation actually received. Such amounts reflect the aggregate grant date fair value of 1,803 shares of restricted stock granted to each non-employee director, at a closing stock price of $69.34 on May 25, 2023. In addition, upon Mr. Cleveland’s appointment as Chairman of the Board, he was granted an additional 799 shares of restricted stock at a closing stock price of $60.95 on January 3, 2023, which represents a pro-rated portion of the restricted stock granted to the other non-employee directors on May 12, 2022. These shares were 100% vested on May 12, 2023.

(4) Amounts shown represent cash dividends paid by the Company in 2023 on unvested shares held by the non-employee directors.

13

Board

Committees

Audit Committee

The Board has an Audit Committee for which Michael A. Kitson serves as the Chairman. The Audit Committee met 13 times in 2023.

The Audit Committee has a charter, which sets forth the responsibilities of the Audit Committee, which include:

•	Oversight responsibilities related to potential material risks to the business, including, but not limited to, credit, liquidity, IT security, and operational risks;
•	Recommending to the Board the independent auditors to be engaged by the Company for the purpose of conducting the annual audit of our financial statements;
•	Discussing with the independent auditors the scope of their examination;
•	Reviewing our financial statements and the independent auditors’ report thereon with our personnel and the independent auditors;
•	Inviting the recommendations of the independent auditors regarding internal controls and other matters; and
•	Approving all non-audit services provided by the independent auditors and reviewing these engagements on a per occurrence basis.

The Board has determined that each of the current members of the Audit Committee is independent, as defined in the NASDAQ listing standards and relevant SEC rules. In addition, as of the date of this proxy, the Board has determined that four of these members also meet both the qualifications required to be an audit committee financial expert and the financial sophistication requirements contained in the NASDAQ listing standards (Messrs. Forbes, Kitson, Suggs and Welch).

For a more detailed list of the roles and responsibilities of the Audit Committee, please see the Audit Committee Charter located in the “For Investors – Governance – Governance Documents” section of our website at www.patrickind.com

Compensation Committee

The Board has a Compensation Committee for which Denis G. Suggs serves as Chairman. The Compensation Committee met six times in 2023.

The Compensation Committee has a charter, which sets forth the responsibilities of the Compensation Committee, which include:

•	Reviewing and recommending to the independent members of the Board the overall compensation programs for the officers of the Company;
•	Oversight authority to attract, develop, promote and retain qualified senior executive management; and
•	Oversight authority for the stock-based compensation programs.

In its oversight of executive officer compensation, the Compensation Committee seeks assistance from our management and our independent compensation consultant, Willis Towers Watson, as further described below under the heading “Compensation Discussion and Analysis.” Willis Towers Watson’s fees are approved by the Compensation Committee. Willis Towers Watson provides the Compensation Committee with data about the compensation paid by our peer group and industry benchmark groups, updates the Compensation Committee on new developments in areas that fall within the Compensation Committee’s scope and is available to advise the Compensation Committee regarding all of its responsibilities, including best practices, market trends in executive compensation, and pay versus performance disclosures. Our Compensation Committee has assessed the independence of Willis Towers Watson pursuant to SEC and NASDAQ listing rules and determined that their work did not give rise to any conflicts of interest.

The Board has determined each of the current members of the Compensation Committee, as of the date of this proxy, is independent as defined in the NASDAQ listing standards and our Corporate Governance Guidelines.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	14

Compensation Committee Interlocks and Director Participation

During 2023, no executive officer served on the board or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was an officer or employee of the Company during 2023.

For a more detailed list of the roles and responsibilities of the Compensation Committee, please see the Compensation Committee Charter located in the “For Investors – Governance – Governance Documents” section of our website at www.patrickind.com

Corporate Governance and Nominations Committee

The Board has a Corporate Governance and Nominations Committee for which Joseph M. Cerulli serves as the Chairman. The Corporate Governance and Nominations Committee met five times in 2023.

The Corporate Governance and Nominations Committee has a charter, which sets forth the responsibilities of the Corporate Governance and Nominations Committee, which include:

•	Assisting the Board in identifying, screening and recommending qualified candidates to serve as directors;

•	Recommending nominees to the Board to fill new positions or vacancies as they occur;

•	Reviewing and recommending to the Board the compensation of directors;

•	Recommending to the Board nominees for election by shareholders at the Annual Meeting;

•	Reviewing and monitoring corporate governance compliance as well as recommending appropriate changes;
•	Reviewing the succession planning for our senior executive officers;

•	Providing overall oversight of our ESG policies and initiatives and working with management to identify and define relevant ESG topics and programs; and

•	Conducting an annual assessment of the Board’s performance.

The Board has determined that each of the current members of the Corporate Governance and Nominations Committee, as of the date of this proxy, is independent as defined in the listing standards of the NASDAQ Stock Market and our Corporate Governance Guidelines.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that certain of our officers, directors and 10% shareholders file with the SEC an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our common stock. Based solely on our review of such forms and written representation from the directors and officers that no other reports were required, we are unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended December 31, 2023, except with respect to the late filings of: two Form 4 filings on June 8, 2023 and on September 11, 2023 for Andy L. Nemeth, Chief Executive Officer, with respect to the gifting of stock transactions that occurred on June 5, 2023 and July 28, 2023, respectively; one Form 4 filing on September 22, 2023 for Derrick B. Mayes, Director, with respect to a transaction that occurred on September 13, 2023; and one Form 4 filing on October 4, 2023 for Joel D. Duthie, Executive Vice President, Chief Legal Officer and Secretary, with respect to a transaction that occurred on September 29, 2023.

For a more detailed list of the roles and responsibilities of the Corporate Governance and Nominations Committee, please see the Corporate Governance and Nominations Committee Charter located in the “For Investors – Governance – Governance Documents” section of our website at www.patrickind.com

15

Proposal 2

The Audit Committee has appointed Deloitte & Touche LLP, ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte has been the Company's independent registered public accounting firm since June 2019. The Board and the Audit Committee recommend that shareholders ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year 2024. Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders' rejection and reconsider the appointment. Representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any shareholder questions that may arise.

Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the ratification of the appointment of Deloitte. The ratification of the appointment will be approved by our shareholders if, at the Annual Meeting, a quorum is present and the vote of a majority of the votes cast are voted in favor of the proposal.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	16

The Board of Directors unanimously recommends a vote FOR approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders' rejection and reconsider the appointment.

17

Independent Public Accountants

Audit Fees

The following table presents fees and out-of-pocket expenses for professional audit services rendered by Deloitte during the fiscal years ended December 31, 2023 and 2022:

As noted above in Proposal 2, the Audit Committee has appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

	2023	2022

Audit Fees (1)	$2,918,600	$2,674,300

Audit Related Fees (2)	-	298,300

Tax Fees (3)	507,600	362,800

Other Fees (4)	1,900	1,900

Total Fees	$3,428,100	$3,337,300

(1) Audit fees consist of fees for professional services rendered for the annual audit of the Company’s financial statements, the reviews of the financial statements included in the Company’s quarterly reports, and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Audit related fees in 2022 consist of fees related to due diligence services.

(3) Tax fees include fees related to tax compliance and consulting services.

(4) Other fees consist of an annual subscription for an online accounting research tool licensed from Deloitte.

The Audit Committee has advised us that it has determined that the non-audit services rendered by our independent auditors during our most recent fiscal year are compatible with maintaining the independence of such auditors.

The Audit Committee has adopted a Preapproval Policy for Audit and Non-Audit Services pursuant to which it preapproves all audit and non-audit services provided by the independent auditors prior to each particular engagement.

The Audit Committee has delegated authority to its Chairman to approve certain proposed services other than the annual audit, tax and quarterly review services, and the Chairman must report any approvals to the balance of the Committee at the next scheduled meeting.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	18

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board, include providing oversight of our financial reporting process through periodic meetings with our independent auditors, principal accounting officer and management to review accounting, auditing, internal controls and financial reporting matters.

The Audit Committee has met and held discussions with management and Deloitte with respect to the 2023 audited financial statements. The Audit Committee reviewed and discussed with Deloitte the consolidated financial statements, and Deloitte’s evaluation of the Company’s internal controls over financial reporting.

The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other professional standards and regulatory requirements currently in effect.

We have received from Deloitte a letter providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence with respect to any relationships between us and Deloitte that in their professional judgment may reasonably be thought to bear on independence. Deloitte has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent from us within the meaning of the federal securities laws. The Audit Committee concluded that non-audit services provided by Deloitte during the year ended December 31, 2023 were compatible with Deloitte’s independence.

Based on the review and discussions described above, with respect to our audited financial statements included in our 2023 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in our Annual Report on Form 10-K for filing with the SEC.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and our independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of our independent auditors with respect to such financial statements. This report was adopted by the Audit Committee on February 27, 2024.

The Audit Committee Michael A. Kitson (Chairman) John A. Forbes Pamela R. Klyn Derrick B. Mayes Denis G. Suggs M. Scott Welch

19

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	20

For the reasons stated, the Board of Directors recommends a vote FOR the following non-binding resolution:

"RESOLVED, that the compensation paid to the Company's Named Executive Officers for fiscal year 2023, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related information and discussion, is hereby APPROVED.

21

Executive Compensation

The following Compensation Discussion and Analysis (“CD&A”) should be read in conjunction with the executive compensation tables and corresponding footnotes that follow. The discussion focuses on the compensation program approved by the Board for the 2023 fiscal year for the Named Executive Officers (“NEOs”).

Named Executive Officers

Andy L. Nemeth, Jeffrey M. Rodino, Kip B. Ellis, Matthew S. Filer and Joel D. Duthie, who are the NEOs for fiscal 2023, are shown below along with a brief biography. Mr. Filer, who joined the Company in November 2022 as Senior Vice President of Finance, assumed the position of Interim Chief Financial Officer (“CFO”) effective May 15, 2023 upon the resignation of Jacob R. Petkovich. Mr. Petkovich, who served as CFO from November 2020 until his departure from the Company effective May 14, 2023, was an NEO for a portion of 2023 and is included in the CD&A and accompanying tables as applicable.

Andy L. Nemeth was appointed Chief Executive Officer of the Company in January 2020. Prior to that time, Mr. Nemeth served as President of the Company from January 2016 to July 2021. Mr. Nemeth was the Executive Vice President of Finance and Chief Financial Officer from May 2004 to December 2015, and Secretary-Treasurer from 2002 to 2015. Mr. Nemeth has over 32 years of RV, marine, manufactured housing, and industrial experience in various financial and managerial capacities.

Andy L. Nemeth Chief Executive Officer

Jeffrey M. Rodino was appointed President of the Company in July 2021. Prior to that time, Mr. Rodino was Chief Sales Officer from September 2016 to July 2021 and Executive Vice President of Sales from December 2011 to July 2021. Mr. Rodino was Chief Operating Officer of the Company from March 2013 to September 2016, and Vice President of Sales for the Midwest from August 2009 to December 2011. Mr. Rodino has over 30 years of experience in serving the RV, marine, manufactured housing, and industrial markets. Effective January 24, 2024, Mr. Rodino was named President – Recreational Vehicles (“RV”) with responsibility for the oversight, leadership, strategic planning, and accounting for our RV end market businesses.

Jeffrey M. Rodino President

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	22

Kip B. Ellis was appointed Executive Vice President of Operations and Chief Operating Officer of the Company in September 2016. He was elected an officer in September 2016. Mr. Ellis joined the Company as Vice President of Market Development in April 2016. Prior to his role at Patrick, Mr. Ellis served as Vice President of Aftermarket Sales for the Dometic Group from 2015 to 2016. Prior to his tenure at Dometic, Mr. Ellis served as Vice President of Global Sales and Marketing from 2007 to 2015 at Atwood Mobile Products. Mr. Ellis has over 27 years of experience serving the RV, marine, manufactured housing, and industrial and automotive markets. Effective January 24, 2024, Mr. Ellis was named President - Powersports, Technology and Housing, with responsibility for the oversight, leadership, strategic planning and accounting in those end markets.

Kip B. Ellis Executive Vice President of Operations and Chief Operating Officer

Matthew S. Filer was appointed Interim Executive Vice President - Finance, Chief Financial Officer, and Treasurer of the Company in May 2023, a position which he held until March 4, 2024 at which time he returned to his previous role as Senior Vice President of Finance. Mr. Filer joined the Company in November 2022 as Senior Vice President of Finance. Prior to his role at Patrick, Mr. Filer was with Caterpillar Inc. from 2007 to 2021, serving in a series of progressive global leadership roles which culminated in his appointment as Chief Financial Officer for divisions within Caterpillar’s Resource Industries segment. With over 27 years of experience with prior organizations that include Honeywell and Raytheon, Mr. Filer has extensive industry knowledge across multiple disciplines such as rail, mining, industrial and defense.

Matthew S. Filer Interim Executive Vice President of Finance, Chief Financial Officer, and Treasurer

Joel D. Duthie joined the Company as General Legal Counsel in November 2020 and was appointed Executive Vice President, Chief Legal Officer and Secretary in May 2021. Prior to joining Patrick, Mr. Duthie was a partner with Barnes & Thornburg LLP, and practiced law at the firm from 2000 to 2002 and 2007 to 2020. As a corporate lawyer, Mr. Duthie focused on mergers and acquisitions, supply chain management and commercial contract counseling. Mr. Duthie served as an assistant general counsel for a privately held manufacturer of flow control products from 2002 to 2006.

Joel D. Duthie Executive Vice President, Chief Legal Officer and Secretary

23

Compensation Discussion

and Analysis

We believe our compensation plan, as it relates to the NEOs and other executives, should be aligned with the Company’s short-term and long-term organizational strategic agendas and its operating performance and cash flows and ensure appropriate management ownership in the Company. Messrs. Nemeth, Rodino, Ellis, Filer, Petkovich and Duthie comprise our NEOs for fiscal 2023, as such term is used under SEC rules. Our philosophy and objectives are to provide a comprehensive market competitive compensation program designed to attract, retain and motivate the best qualified talent from inside and outside the industry and to align the interests of our senior management team with the interests of our shareholders, in both the short-term and long-term.

The Company utilizes a “pay-for-differentiated performance” compensation philosophy that establishes base salaries that are generally low relative to its peer group companies while offering the opportunity for greater upside potential by establishing performance-based short-term and long-term incentives that are generally high relative to its peer group companies. Our performance management system links compensation to achieving or exceeding certain objectives based on our short-term and long-term goals. In order to meet these objectives, the Compensation Committee has met numerous times over the past year and has conducted independent benchmark studies and analyses, in conjunction with the utilization of a third-party compensation consultant, to develop a comprehensive performance and rewards compensation strategy as it relates to our NEOs and other executives. See “Plan Components” discussion below.

2023 Executive Compensation Plan: Pay-at-Risk

The 2023 Executive Compensation Plan for the NEOs was designed to compensate and reward the plan participants with “pay-for-differentiated performance.” The executive compensation is designed for each component to incrementally reward the NEO as performance against established key financial metrics is achieved. This plan design places a high degree of emphasis and reward based on variable compensation or “pay-at-risk.” Each element of compensation is outlined below to demonstrate the philosophy and architecture of the plan design.

Base Pay (Salary)

To implement our variable pay-at-risk philosophy in 2023, we intentionally set the NEOs’ base salaries lower than market-based salaries. The base pay in 2023 was unchanged from the 2022 base pay for each of the NEOs, including that of Messrs. Filer and Duthie, who were not NEOs in 2022. Base compensation in 2023 was set to align with end-market conditions and expected financial performance in 2023 and was in alignment with the Company’s and NEO’s scope and to assure a competitive position with the market for total target direct compensation.

The CEO and each of the other NEOs’ base compensation for 2023 was aligned to the 25th to 50th percentile range of their respective established peer group and general industry data.

Executive	2023 Base Pay	Fixed Or Variable Pay

CEO	$850,000	Fixed Pay

All Other NEOs Combined (1)	1,925,000	Fixed Pay

(1) All other NEOs comprised of Messrs. Rodino, Ellis, Filer and Duthie. Mr. Petkovich is excluded.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	24

Non-Equity Incentive Plan Compensation (Short-Term Incentive Plan)

The 2023 Short-Term Incentive Plan (“STIP”) was designed to reward the CEO and each of the other NEOs for differentiated incremental performance against the net income of the plan year (net of 2023 acquisitions) and individual performance goals of each NEO. The STIP is designed to be 100% variable, performance dependent, pay-at-risk. Assuming target performance, the net income metric performance accounts for 70% of the performance payout and each NEO’s personal strategic objectives account for 30% of the performance payout, allowing for differentiation of each individual NEO’s contributions to the performance of the Company. STIP compensation may range from 0% to 200% of target.

If an individual’s performance rating is below the threshold performance rating, such individual is not eligible for a STIP award regardless of Company performance. If the Company’s net income (net of acquisitions) performance is below the threshold Company performance, no individual is eligible for that performance plan year’s annual STIP award regardless of individual performance.

The STIP threshold, target, stretch and maximum performance levels for both net income (net of 2023 acquisitions) and personal performance and related payouts, are noted below for reference.

Company Performance (70% Of Target Performance Payout)

Net Income Performance	Performance To Plan (%)	Payout (%)

Less Than Threshold	<75	-

Threshold	75	50

Target (Plan)	100	100

Stretch	110	175

Maximum	115	200

NEO Individual Performance (30% Of Target Performance Payout)

Personal Performance	Performance Rating (0-5 Scale)	Payout (%)

Less Than Threshold	<2.5	-

Threshold	2.5	50

Target (Plan)	3.5	100

Stretch	4.4	175

Maximum	5.0	200

The STIP target amount for the CEO and each of the other NEOs is designed to align to the 50th to 75th percentile range of established peer group and general industry pay percentiles.

Executive	2023 Target STIP	Fixed Or Variable Pay

CEO	$1,800,000	Variable Pay

All Other NEOs Combined (1)	2,650,000	Variable Pay

(1) All other NEOs comprised of Messrs. Rodino, Ellis, Filer and Duthie. Mr. Petkovich is excluded.

25

Long-Term Incentive Plan Compensation (Long-Term Incentive Plan)

The 2023 Long-Term Incentive Plan (“LTIP”) was designed to reward the NEOs for sustained, long-term performance while ensuring incremental reward for differentiated performance against the Company’s three-year cumulative earnings before interest, taxes, depreciation and amortization (“EBITDA”) plan. The design of the LTIP creates 80% of the target value of the award in the form of performance-dependent variable pay and 20% in the form of retentive, time-based fixed compensation with three-year cliff vesting.

The LTIP threshold, target, stretch and maximum performance levels for three-year cumulative EBITDA and related payouts are noted below for reference.

3-Year Cumulative EBITDA	Performance To Plan (%)	Payout (%)

Less Than Threshold	<80	-

Threshold	80	50

Target (Plan)	100	100

Stretch	110	150

Maximum	120	200

The LTIP target amount for the CEO and each of the other NEOs is designed to align to the 25th to 50th percentile range of peer and general industry pay percentiles. The target value of the LTIP is awarded in Restricted Stock Units (“RSUs”). The table below outlines the target LTIP amount for the CEO and all the other NEOs combined.

Executive	2023 Target LTIP	Variable Pay (80%)	Fixed Pay (20%)

CEO	$3,000,000	$2,400,000	$600,000

All Other NEOs Combined (1)	3,113,000	2,490,400	622,600

(1) All other NEOs comprised of Messrs. Rodino, Ellis, Filer and Duthie. Mr. Petkovich is excluded.

Total Target Compensation Fixed vs. Variable Pay Summary

Upon combining all pay elements of the 2023 Executive Compensation Plan, the percentages of Total Fixed versus Variable Pay at target are depicted in the table below.

Executive	Total Target Compensation	Total Target Fixed Pay		Total Target Variable Pay
		$	%	$	%

CEO	$5,650,000	$1,450,000	25.7%	$4,200,000	74.3%

All Other NEOs Combined (1)	7,688,000	2,547,600	33.1%	5,140,400	66.9%

(1) All other NEOs comprised of Messrs. Rodino, Ellis, Filer and Duthie. Mr. Petkovich is excluded.

Clawback Policy

In 2023, the Board implemented an Incentive Compensation Recovery Policy (otherwise commonly referred to as a “Clawback Policy”). The Incentive Compensation Recovery Policy was implemented in alignment with federal securities regulations and NASDAQ listing requirements.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	26

Participants and Roles

Participants	Responsibilities

Compensation Committee

•  Reviews and approves, with input from our management team and external advisors, the Company’s executive compensation and benefits programs, including the NEOs.

•  Provides annual and ongoing review, discussion, analysis and recommendations regarding the evaluation of the execution of the performance plan for the NEOs against defined business objectives.

Independent Committee Consultant

•  Provides published survey data, peer group proxy data and analysis and consultation to the Compensation Committee on executive and non-employee director compensation.

•  Establishes and maintains an independent perspective to avoid any conflicts of interests while working directly for the Compensation Committee unless the Committee has preapproved any work to be conducted with management for review by the Committee and approval by the Board.

Chief Executive Officer and Chief Human Resources Officer

•  When requested by the Compensation Committee, provide executive compensation and benefit plan input related to the performance management structure and provides support on compensation and benefit program design and implementation, as well as compliance and disclosure requirements.

•  The CEO evaluates the performance plans of the President, COO and CFO and other executives in accordance with the Board approved plan.

Plan Factors

There are several key factors the Compensation Committee considers when recommending plan-year executive compensation decisions:

•	NEOs’ roles, position scope, experience, skill set and performance history;
•	External market for comparable roles;
•	Current and expected business climate; and
•	Company’s financial position and operating results.

Plan Components

The Compensation Committee utilizes its own judgment in approving the components of compensation, benefits, and plan targets for the NEOs. The Compensation Committee further reviews and approves compensation including base compensation, targets, thresholds, and maximums of short-term and long-term incentive compensation. In addition, the Compensation Committee utilizes a third-party compensation consulting firm, Willis Towers Watson, to provide relevant compensation benchmarks for the NEOs and other key leadership roles as well as plan design review and input. The CEO evaluates the performance plans of the President, COO, CFO and other executive officers with the Compensation Committee. The CEO develops his own individual objectives for the plan year and evaluates his own performance against those objectives. Final determinations regarding our CEO’s performance and compensation are made during an executive session of the Compensation Committee and are reported to and reviewed by the Board in an independent directors’ session. Holders of approximately 95% of the shares voted in the most recent shareholder advisory vote at our Annual Meeting of Shareholders held on May 25, 2023 voted to approve the compensation of the NEOs for fiscal year 2022. The Compensation Committee takes the shareholder advisory voting results, along with any other shareholder input on executive compensation, into consideration as one of several decision points in its executive compensation decision making process for each plan year.

27

Benchmark Sources and Fiscal Year 2023 Peer Group

In an effort to provide a better aligned peer group for purposes of market comparison of our executive compensation packages based on our general guidelines and as described under “Plan Components,” an important factor in establishing the 2023 Executive Compensation Plan is the external market for comparable roles. In addition, based on the data utilized from an index of General Industry companies provided by the Central Data Base Survey of Willis Towers Watson, our independent compensation committee consultant, there were no changes made by the Compensation Committee to the benchmark peer group for the period ended December 31, 2023 (as compared to the 2022 peer group). We believe the following companies listed represent an effective comparator group of similar size and with similar scope of revenue and market capitalization.

•	American Woodmark Corporation

•	Apogee Enterprises, Inc.

•	Brunswick Corporation

•	Cavco Industries, Inc.

•	EnPro Industries, Inc.

•	Hyster-Yale Materials Handling, Inc.

•	LCI Industries, Inc.

•	Masonite International Corporation

•	Modine Manufacturing Company

•	Mueller Industries, Inc.

•	Polaris, Inc.

•	Thor Industries, Inc.

•	UFP Industries, Inc.

•	Wabash National Corporation

•	Winnebago Industries, Inc.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	28

Fiscal Year 2023 Executive Compensation

Compensation And Benefits Components	Description And Purpose

Base Salary	Cash payments reflecting a market competitive position for performance of functional role.

Short-Term Incentives	Lump sum cash payments reflective of approved pay-for-performance plan and the relative achievements of the business and individual performance objectives. In addition, the Board reserves the right at any time to award discretionary bonuses to senior management based on outstanding performance or other factors.

Long-Term Incentives	Stock vehicle grants reflecting approved pay-for-performance plan and the relative long-term achievement of the business performance plans as well as the Company’s desire to retain high-performing talent and align the interests of senior management with shareholder interests.

Executive Health and Welfare Benefits	Health and welfare benefits mirror scope of standard plans for all employees.

Voluntary Deferred Compensation Plan	Highly compensated individuals can elect to voluntarily defer all or a portion of their wages in any given year subject to applicable laws and restrictions. Designed to supplement market competitive position and further drive retention of key executives.

Other Compensation	Other compensation includes: Automobile allowance, Company contributions pursuant to the Patrick Industries, Inc. 401(k) Plan and to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program.

Severance Benefits	Reasonable and customary transition support aligned to market benchmark data.

Base Salary

The Compensation Committee reviews and approves the base salaries of the NEOs each year, as well as at the time of promotion, change in job responsibilities or any other change deemed to be a material event. Base salaries are set during the first quarter of each year. The Compensation Committee sets the salary for the CEO and approves the base salaries for the other NEOs and other executive officers based on recommendations by the CEO.

When determining base salary adjustments for its NEOs, the Compensation Committee considers a combination of (i) peer group data, (ii) market data, including industry norms and benchmarking data from companies of similar size and scope and (iii) outstanding Company and individual performance. In general, the Compensation Committee targets the 25th to 50th percentile of the Company’s peer group in determining base salaries.

29

Name	2022 Base Salary	2023 Base Salary	% Increase/Decrease

Andy L. Nemeth	$850,000	$850,000	-

Jeffrey M. Rodino	575,000	575,000	-

Kip B. Ellis	525,000	525,000	-

Matthew S. Filer (1)	350,000	350,000	-

Jacob R. Petkovich (2)	475,000	475,000	-

Joel D. Duthie	475,000	475,000	-

(1) Mr. Filer assumed the position of Interim CFO upon the resignation of Mr. Petkovich for the period of May 15, 2023 through December 31, 2023. The amount shown for 2023 represents his full annual salary. Mr. Filer joined the Company in November 2022 and his 2022 base salary represents his full annual salary for his position as Senior Vice President of Finance.

(2) Mr. Petkovich resigned from the Company effective May 14, 2023. The amount shown represents his full annual salary. The amount actually paid in 2023 was pro-rated based on his period of service.

Non-Equity Incentive Plan Awards

The short-term incentive portion of the 2023 Executive Compensation Plan consists of annual non-equity incentive plan awards, which are reviewed and approved each year and are based on the Company’s financial results and the individual’s performance against defined objectives. Several key components were considered in the development of the 2023 STIP to align the 2023 STIP with shareholder interest by measuring the Company’s financial performance and the individual’s performance in support of the Company’s short- and long-term strategies. The components are noted on pages 25.

The STIP metric components for 2023 are as follows:

2023 STIP Award Component ($ in millions)	Threshold Performance	Target Performance	Maximum Performance

Company Performance (Net Income) (1)	$124.5	$166.0	$190.9

Individual Rating	2.5	3.5	5.0

Payout as a Percentage of Target Award	50%	100%	200%

(1) All net income targets are net of the contributions of 2023 acquisitions and certain one-time and non-recurring charges and credits.

The Company achieved adjusted fiscal 2023 net income of $147.0 million (net of 2023 acquisitions and non-recurring charges and credits) which equated to 89% of the target Company performance. When combined with the individual performance rating for each NEO, the actual STIP award payouts for 2023 were as follows:

Name / Benefit	2023 Base Salary (1)	Target Award As % Of Base Salary (2)	Target STIP Award	Actual Award Amount As % Of Target Award	Actual 2023 STIP Award Payout

Andy L. Nemeth	$850,000	212%	$1,800,000	91%	$1,632,600

Jeffrey M. Rodino	575,000	174%	1,000,000	93%	931,900

Kip B. Ellis	525,000	171%	900,000	88%	793,890

Matthew S. Filer (3)	350,000	71%	250,000	104%	260,800

Jacob R. Petkovich (4)	475,000	153%	725,000	N/A	-

Joel D. Duthie	475,000	105%	500,000	93%	465,950

(1) The 2023 Base Salary for each of the NEOs reflects the Base Salary in effect of as of January 2023.

(2) The target award as a percentage of base salary for the NEOs, with the exception of Mr. Filer, was determined by the Compensation Committee and applied to the base salary in effect as of January 2023. The target award as a percentage of base salary was established for each NEO in 2023 in alignment with the Company’s “pay-for-differentiated-performance” philosophy, market competitive positions for earned payout, and further enhancement of the pay-at-risk for each NEO.

(3) Mr. Filer’s actual 2023 STIP award payout excluded an additional $300,000 discretionary bonus payment related to his service as Interim CFO from May 2023 through December 2023.

(4) Mr. Petkovich’s target STIP award represents his full year target award. He did not receive an STIP award payout for the 2023 fiscal year.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	30

While these targets were used in fiscal year 2023, the Compensation Committee reserves the right to modify, cancel, change or reallocate any components of this calculation or criteria at any time.

Each NEO’s individual performance rating takes into account four strategic performance objectives in assessing the personal performance of the NEOs named in the Summary Compensation Table for 2023. The four strategic objectives are specific for each NEO and are linked to the Company’s strategic plan and that year’s organizational strategic agenda and include, among others:

1.	Improving the revenue and profitability of business units under the leadership and control of the NEO;

2.	The introduction of new product lines and product line extensions to achieve target revenue growth levels and market share;

3.	The ongoing evaluation of strategic opportunities related to our capital allocation strategy and the execution of those opportunities, as appropriate; and

4.	Objectives linked to developing and managing talent consistent with the Company’s values and enhancing and developing the leadership capabilities of the Company’s future leaders.

The NEOs, other than Mr. Nemeth, initially developed their own individual objectives for the plan year which were then reviewed and approved by the CEO. For the 2023 STIP award, Mr. Filer initially developed his own objectives for the plan year, based on his then role of Senior Vice President of Finance. His objectives were reviewed and approved by Mr. Petkovich. Mr. Nemeth developed his own objectives for the plan year which were reviewed and approved by the Board.

In assessing the NEOs’ individual performance, the Compensation Committee is provided with detailed quantitative and qualitative documentation substantiating individual performance against each individual objective.

The Compensation Committee looks to the CEO’s performance assessments of the other NEOs and his recommendations regarding a performance rating for each, as well as input from the non-management Board members. These recommendations may be adjusted by the Compensation Committee prior to finalization. The personal performance assessment of our CEO is determined by the Compensation Committee with input from members of the Board.

While the achievement of corporate objectives is quantified with an individual rating, each NEO’s relative contribution to those objectives is only one qualitative component against which the individual’s performance is assessed by the Compensation Committee. Based upon their individual achievements, as evaluated by the Compensation Committee, and by the CEO for Messrs. Rodino, Ellis, Filer and Duthie, the individual performance rating achieved by each of these four NEOs exceeded the target performance rating of 3.5 set by the Compensation Committee.

Discretionary Bonus

In recognition of Mr. Filer’s contributions to the Company in the role of Interim CFO during 2023, Mr. Filer was awarded a year-end 2023 discretionary cash bonus in the amount of $300,000.

Long-Term Equity Incentive Plan

We believe long-term incentive compensation represents an important and appropriate motivational tool to achieve certain long-term Company goals and closely align the interests of our management team with those of our shareholders. Our executive officers participate in our long-term incentive plan as a result of their ability to make a significant contribution to the Company’s financial performance, their level of responsibility, their ability to meet performance objectives and their leadership potential and execution.

In 2023, the Compensation Committee adopted a Board approved “pay-for-differentiated-performance” based Long-Term Incentive Plan (“2023 LTIP”) for each of the NEOs. The 2023 LTIP utilizes a long-term incentive target award, which is established as a percentage of base compensation for each of the NEOs. The target award is comprised of a restricted share award (80% of which is Company performance-contingent and 20% of which is time-based contingent).

In determining the number of shares comprising the restricted share award, the target value of the restricted share component is divided by the stock price per share as established by the Board for the particular plan year, reflecting the trading price range of the common stock preceding the grant date ($68.00 for the 2023 LTIP award). The awarded target shares vest over a three-year period as follows:

•	Time-based shares cliff vest at the conclusion of the three-year period from the grant date.

31

•	Performance-contingent shares are earned based on the achievement of three-year cumulative Company EBITDA performance (2023 to 2025) against target from 0% up to a maximum payout of 200% of target.

The 2023 LTIP further reflects the Company’s “pay-for-differentiated-performance” philosophy through its upside potential for performance in excess of target levels.

For 2023, the target as a percentage of base compensation did not change from the 2022 LTIP for the NEOs, with the exception of Mr. Filer, in alignment with the Company’s “pay-for-differentiated-performance” philosophy, anticipated conditions in the Company’s end markets, market competitive positions for earned payout, and the increased component of the pay-at-risk compensation for each NEO.

The table below shows a sample calculation of 2023 LTIP award components:

Base Salary	Target Award As A % Of Base Salary	Target Award (1,500 Restricted Shares @ $68.00 Per Share)	Restricted Shares Target Award: Performance-Contingent (80%) (Shares @ $68.00 Per Share)	Restricted Shares Target Award: Time-Based (20%) (Shares @ $68.00 Per Share)

$340,000	30%	$102,000	1,200	300

The restricted share award is divided into (i) restricted shares with time-based vesting (“Time-Based Shares”) and (ii) restricted shares with performance-based vesting (“Performance-Contingent Shares”). The Compensation Committee believes that the use of Time-Based Shares and Performance-Contingent Shares aligns the NEOs’ focus with the Company’s long-term financial performance objectives and ensures a significant retention value of the granted equity is maintained for each NEO.

The threshold, target, stretch and maximum performance metrics for the 2023 LTIP are outlined below:

Plan Component	Threshold EBITDA Performance (1) Payout As % Of Target	Target EBITDA Performance (1) Payout As % Of Target	Stretch EBITDA Performance (1) Payout As % Of Target	Maximum EBITDA Performance (1) Payout As % Of Target

Time-Based Shares	100%	100%	100%	100%

Performance- Contingent Shares	50%	100%	150%	200%

(1) The Company EBITDA performance is measured as the cumulative EBITDA achieved in 2023, 2024 and 2025.

The target 2023 LTIP award components for the NEOs, as approved by the Board in January 2023, were as follows:

Name	Total Target Award As % Of Base Salary	Total Target Award ($)	Total Target Award (Shares)	Target Time-Based Share Award (Shares)	Target Performance - Contingent Share Award (Shares)

Andy L. Nemeth	353%	$3,000,000	44,118	8,824	35,294

Jeffrey M. Rodino	222%	1,275,000	18,750	3,750	15,000

Kip B. Ellis	210%	1,100,000	16,177	3,235	12,942

Matthew S. Filer	68%	238,000	3,500	700	2,800

Jacob R. Petkovich	221%	1,050,000	15,442	3,088	12,354

Joel D. Duthie	105%	500,000	7,353	1,471	5,882

Individual NEO threshold, target, stretch and maximum payouts in shares for each long-term incentive component of the 2023 LTIP are outlined below:

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	32

Name	Threshold EBITDA Performance Component Award (Shares)	Target EBITDA Performance Component Award (Shares)	Stretch EBITDA Performance Component Award (Shares)	Maximum EBITDA Performance Component Award (Shares)

(1) Represents the number of
shares for the threshold,
target, stretch and maximum
payouts for the Time-Based
Shares and Performance-
Contingent Shares for the
2023 LTIP award.

(2) The Time-Based Shares
cliff vest at the conclusion of
the required three-year
service period.

(3) Mr. Petkovich’s Time-Based
Shares and Performance-
Contingent Shares were
forfeited upon the
termination of his
employment with the
Company effective May 14,
2023.

Time-Based Shares (1) (2)
Andy L. Nemeth	8,824	8,824	8,824	8,824
Jeffrey M. Rodino	3,750	3,750	3,750	3,750
Kip B. Ellis	3,235	3,235	3,235	3,235
Matthew S. Filer	700	700	700	700
Jacob R. Petkovich (3)	3,088	3,088	3,088	3,088
Joel D. Duthie	1,471	1,471	1,471	1,471
Performance-Contingent Shares (1)
Andy L. Nemeth	17,647	35,294	52,941	70,588
Jeffrey M. Rodino	7,500	15,000	22,500	30,000
Kip B. Ellis	6,471	12,942	19,413	25,884
Matthew S. Filer	1,400	2,800	4,200	5,600
Jacob R. Petkovich (3)	6,177	12,354	18,531	24,708
Joel D. Duthie	2,941	5,882	8,823	11,764

The Company records the estimated compensation expense over the life of the LTIP Plan performance period assuming the stretch payout (150%) and adjusts its estimates on a periodic basis, if required. For Mr. Filer’s Performance-Contingent award, the Company recorded the estimated compensation expense over the life of the LTIP plan performance period in alignment with the Company’s LTIP program target payout (100%). The NEOs have voting rights with respect to all of the shares as of the date of grant and the shares will be returned to the Company in the event that performance targets or time-based vesting requirements are not achieved. The actual payout under the 2023 LTIP for all the NEOs will be determined at the conclusion of the three-year performance period ending on December 31, 2025 (the third year in the cumulative EBITDA performance measurement period) and payment of the award will be settled in stock. Dividends on unvested shares are held in escrow by the Company and are paid in cash when the shares become fully vested. See “Potential Payments Upon Termination or Upon a Change of Control”, payable to each of the NEOs upon termination or a change in control.

Stock Ownership Requirement

The NEOs and other executive officers are required to maintain a predefined multiple of base salary in the form of ownership of the Company’s common stock based on the Board-established target price for a particular plan year to be achieved over a period of three years. The Company does not have a specific holding/retention period for stock options and stock appreciation rights (“SARS”) exercised or for the vesting of stock-based grants. For each of the NEOs employed by the Company as of December 31, 2023, with the exception of Mr. Filer as described below, their respective total common stock ownership for the year ended December 31, 2023 exceeded the stock ownership requirement. The following table sets forth information about the required share value of the common stock to be owned by each NEO for the year ended December 31, 2023:

Name	2023 Base Salary	2023 Multiple Of Base Salary	Required Total Share Value (1)

(1) Inclusive of the fair value of stock
options,SARS, restricted stock and
restricted stock units awarded by the
Company and shares purchased by the
NEO in the open market. Total share
value is calculated based on the
NASDAQ Stock Market closing price on
December 31, 2023.

(2) The Board did not establish a required
total share value for Mr. Filer upon
assuming the role as Interim CFO
in May 2023.

Andy L. Nemeth	$850,000	4X	$3,400,000
Jeffrey M. Rodino	575,000	2X	1,150,000
Kip B. Ellis	525,000	2X	1,050,000
Matthew S. Filer (2)	350,000	-	-
Jacob R. Petkovich	475,000	2X	950,000
Joel D. Duthie	475,000	2X	950,000

33

Hedging

The Company does not have a policy that prevents employees (including officers) or directors from engaging in hedging transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, and such transactions are generally permitted.

Executive Compensation Considerations

Executive Retirement Plan

As part of a long-term compensation program established prior to 2007, the Company maintains a non-qualified executive retirement plan (the “Executive Retirement Plan”) for Mr. Nemeth. According to the provisions of the Executive Retirement Plan, Mr. Nemeth is entitled to receive annually 40% of his highest annual base wages earned in the last three years prior to retirement or termination from the Company paid over 10 years in 260 consecutive bi-weekly payments. No new employees have been invited to participate in the Executive Retirement Plan since January 1, 2007.

Perquisites

The Company believes in a performance-based compensation and benefits package and, therefore, provides few perquisites to our NEOs. The Company provides a car allowance to our NEOs, other executives, corporate managers and general managers, all of which are included as taxable income.

Non-Qualified Excess Plan

The Company maintains a voluntary non-qualified deferred compensation plan (the “NQDC Plan”) for its key executives whereby individuals can elect at the beginning of any fiscal year to defer all or a portion of their base wages for that particular year, subject to applicable laws and restrictions. Participants are immediately vested in the plan. There were no contributions made to the NQDC Plan in 2023.

Benefit Plans

The Company does not maintain separate benefit plans for our NEOs. They participate in the same health and welfare plans as all of our other general employees with the same deductibles and co-pays. The NEOs also participate in the same 401(k) retirement program as all of the other general employees.

Insider Trading Policy

The Company has an insider trading policy whereby the mandatory trading blackout period begins two weeks or 14 calendar days prior to the close of trading on the stock market on the last trading day of the fiscal month ending in a reporting period (March, June, September and December) and ends after the expiration of one full stock market trading day following the public release of the financial information for that reporting period. During this period, Section 16 insiders and certain management and other employees who have access to “inside” information are precluded from trading in the public market any types of Company stock or other marketable securities. Additionally, the Company precludes any Section 16 insider, as defined by the SEC, director, officer or employee from trading in the public market, or any other market, based on information that is not made available to the general public.

Tax and Accounting Considerations

Under the rules in effect before 2018, compensation that qualified as “performance-based compensation” under Section 162(m) was deductible without regard to a $1 million limit. The 2017 Tax Cuts and Jobs Act generally eliminated the performance-based compensation exception under Section 162(m), effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. While the Compensation Committee intended that certain incentive awards granted to our NEOs on or prior to November 2, 2017 be deductible as “performance-based compensation,” it cannot assure that result.

We expense equity awards in accordance with Accounting Standards Codification 718 Compensation—Stock Compensation (“ASC 718”). See Note 15 to the Consolidated Financial Statements in our 2023 Annual Report on Form 10-K for the assumptions used in determining the fair value of equity awards consisting of stock options and SARS.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	34

Compensation

Committee

Report

The Compensation Committee of the Company has
reviewed and discussed the Compensation Discussion and
Analysis required by Item 402(b) of Regulation S-K with
management and, based on such review and discussions,
the Compensation Committee recommended to the Board
that the Compensation Discussion and Analysis be
included in this Proxy Statement.

The Compensation Committee

Denis G. Suggs (Chairman)

John A. Forbes

Michael A. Kitson

Pamela R. Klyn

Derrick B. Mayes

M. Scott Welch

The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

35

Summary Compensation Table

The following Summary Compensation Table sets forth information about the compensation paid to our NEOs for the years ended December 31, 2023, 2022 and 2021. There were no stock options or SARS awarded to our NEOs for the years ended December 31, 2023, 2022 and 2021.

Name And Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change In Pension Value And Non-Qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total

Andy L. Nemeth Chief Executive Officer (8)	2023	$817,308	-	$4,200,020	-	$1,632,600	$69,223	$29,400	$6,748,551
	2022	832,692	-	3,516,100	-	3,374,820	58,449	28,400	7,810,461
	2021	742,788	-	4,067,280	-	3,145,000	41,017	27,713	8,023,798
Jeffrey M. Rodino President (9)	2023	546,250	-	1,785,000	-	931,900	-	25,800	3,288,950
	2022	611,442	-	1,494,376	-	1,850,000	-	24,800	3,980,618
	2021	439,231	-	1,162,153	-	1,642,590	-	19,985	3,263,959
Kip B. Ellis Chief Operating Officer and Executive Vice President of Operations	2023	504,808	-	1,540,064	-	793,890	-	25,800	2,864,562
	2022	516,346	-	1,289,264	-	1,710,090	-	24,800	3,540,500
	2021	472,596	-	1,452,673	-	1,433,750	-	20,628	3,379,647

Matthew S. Filer Interim Chief Financial Officer, Executive Vice President of Finance, and Treasurer (10)	2023	336,539	300,000	238,000	-	260,800	-	64,985	1,200,324
Jacob R. Petkovich Former Chief Financial Officer, Executive Vice President of Finance and Treasurer (11)	2023	205,529	-	1,470,092	-	-	-	12,530	1,688,151
	2022	470,673	-	1,230,670	-	1,377,573	-	24,200	3,103,116
	2021	447,596	-	1,234,710	-	1,295,000	-	184,716	3,162,022

Joel D. Duthie Executive Vice President, Chief Legal Officer and Secretary (12)	2023	456,731	-	699,992	-	465,950	-	25,800	1,648,473

(1) For information on base salaries, see “Base Salary”.

(2) The NEOs did not receive any payments that would be characterized as “Bonus” Payments for the fiscal years ended December 31, 2021, 2022 and 2023, with the exception of Mr. Filer who received a discretionary bonus payment related to his service as Interim CFO. See “Discretionary Bonus” for additional information.

(3) Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate fair value of stock awards granted during the year which is generally the total amount that the Company expects, as of the grant date, to expense in its financial statements over the awards vesting schedule in accordance with ASC 718. See Note 15 to the Consolidated Financial Statements in our 2023 Annual Report on Form 10-K for the assumptions used in determining the fair value of equity awards. See “Long-Term Equity Incentive Plan” for additional information.

(4) There were no stock option awards granted for the fiscal years ended December 31, 2021, 2022 and 2023.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	36

(5) Amounts shown represent the short-term incentive awards (STIPs) earned each year by each of the NEOs, with the exception of Mr. Petkovich, and approved by the Compensation Committee, based on the achievement of Company and individual performance targets for such year. See “Non-Equity Incentive Plan Awards” for additional information.

(6) Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate change in the present value of the NEO’s accumulated benefit under the Executive Retirement Plan and the NQDC Plan. In computing these amounts, the Company uses various assumptions including remaining years of service, estimated discount rates and present value calculations.

(7) The amounts included in “All Other Compensation” are detailed in the following table:

Name And Principal Position	Year	401(k) Matching Contribution	Other (A)	Total All Other Compensation

Andy L. Nemeth	2023	$13,200	$16,200	$29,400
	2022	12,200	16,200	28,400
	2021	12,413	15,300	27,713

Jeffrey M. Rodino	2023	13,200	12,600	25,800
	2022	12,200	12,600	24,800
	2021	7,385	12,600	19,985

Kip B. Ellis	2023	13,200	12,600	25,800
	2022	12,200	12,600	24,800
	2021	8,028	12,600	20,628

Matthew S. Filer (B)	2023	5,385	59,600	64,985

Jacob R. Petkovich (C)	2023	7,530	5,000	12,530
	2022	12,200	12,000	24,200
	2021	2,310	182,406	184,716

Joel D. Duthie	2023	13,200	12,600	25,800

(A) Amounts shown reflect an automobile allowance, the Company contribution to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program. For 2021, 2022 and 2023, cash dividends paid on the Time-Based and Performance-Contingent Share awards that were granted in January 2018, January 2019 and January 2020, and which fully vested in January 2021, January 2022 and January 2023, respectively, were not required to be included in other compensation as the value of the original awards reflected the assumed effective dividend rate in the award’s initial grant date fair value calculation.

(B) Other amount in 2023 for Mr. Filer also includes a one-time cash payment related to relocation expenses upon his joining the Company in November 2022.

(C) Other amount in 2021 for Mr. Petkovich also reflects the payment of a one-time cash sign-on bonus related to his appointment as Chief Financial Officer of the Company in November 2020.

(8) Effective January 1, 2020, Mr. Nemeth assumed the position of CEO of the Company. Mr. Nemeth was President of the Company from January 2016 to July 2021.

(9) Mr. Rodino was appointed President of the Company effective July 2021. Mr. Rodino was Chief Sales Officer and Executive Vice President of Sales from September 2016 to July 2021.

(10) Effective with Mr. Petkovich’s departure from the Company, Mr. Filer assumed the position of Interim CFO on May 15, 2023, a position he held through March 4, 2024, at which time he returned to his previous role as Senior Vice President of Finance.

(11) Mr. Petkovich’s employment with the Company terminated effective May 14, 2023. The unvested stock awards granted to Mr. Petkovich in November 2020 and in January 2021, 2022 and 2023 were 100% forfeited upon his termination date and the Company adjusted the related compensation expense in its financial statements in accordance with ASC 718 in the period of forfeitures.

(12) Mr. Duthie was appointed Executive Vice President, Chief Legal Officer and Secretary of the Company in May 2021.

37

Grants of Plan-Based Awards

During Fiscal Year 2023

The table below sets forth information on grants of plan-based awards to the NEOs in 2023, including estimated payouts under non-equity incentive plan awards as set forth under “Non-Equity Incentive Plan Awards”, estimated payouts under equity incentive plan awards as set forth under “Long-Term Equity Incentive Plan”, and stock awards and all other option awards as set forth in the “Summary Compensation Table”. The Company’s policy is generally to grant equity awards effective on the date the Compensation Committee approves such awards.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				All Other Stock Awards:	Closing Market Price On	Grant Date Fair Value
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Stretch	Maximum	# Of Shares Of Stock Or Units (3)	Grant Date Per Share (4)	Of Stock Awards/ SARs (5)

Andy L. Nemeth	1/25/2023	$900,000	$1,800,000	$3,600,000	17,647	35,294	52,941	70,588	8,824	$68.00	$4,200,020

Jeffery M. Rodino	1/25/2023	500,000	1,000,000	2,000,000	7,500	15,000	22,500	30,000	3,750	68.00	1,785,000

Kip B. Ellis	1/25/2023	450,000	900,000	1,800,000	6,741	12,942	19,413	25,884	3,235	68.00	1,540,064

Matthew S. Filer (6)	1/25/2023	125,000	250,000	500,000	1,400	2,800	4,200	5,600	700	68.00	238,000

Jacob R. Petkovich (7)	1/25/2023	362,500	725,000	1,450,000	6,177	12,354	18,531	24,708	3,088	68.00	1,470,092

Joel D. Duthie	1/25/2023	250,000	500,000	1,000,000	2,941	5,882	8,823	11,764	1,471	68.00	699,992

(1) The related performance targets and results for fiscal 2023 are described in detail under “Non-Equity Incentive Plan Awards”. For the actual non-equity incentive awards for performance in 2023, see the “Summary Compensation Table”.

(2) Represents number of shares of stock. Restricted shares granted in fiscal 2023 under the 2023 LTIP that are Performance-Contingent Shares will vest based on actual EBITDA achievement compared to target EBITDA achieved at the conclusion of the cumulative three-year performance measurement period ending on December 31, 2025. Mr. Petkovich’s 2023 Performance-Contingent Shares were forfeited upon termination of his employment with the Company effective May 14, 2023. See detail under “Long-Term Equity Incentive Plan”.

(3) These shares represent the Time-Based Share awards granted in fiscal 2023 that vest on the third anniversary of the grant date. Mr. Petkovich’s 2023 Time-Based Share award was forfeited upon termination of his employment with the Company effective May 14, 2023. See detail under “Long-Term Equity Incentive Plan”.

(4) Represents the closing price of the Company’s stock on the NASDAQ Stock Market on the grant date for the share awards.

(5) Represents the fair value of share awards as of the grant date computed in accordance with ASC 718. In addition, the unvested stock awards granted to Mr. Petkovich in 2023 were 100% forfeited upon the termination of his employment with the Company. The compensation expense related to these awards was adjusted in the Company’s financial statements in accordance with ASC 718 in the period of forfeiture.

(6) The target non-equity incentive plan award for Mr. Filer and actual STIP award payout in 2023 excluded an additional $300,000 discretionary bonus related to his service as Interim CFO.

(7) The target non-equity incentive plan award for Mr. Petkovich represents his full year target award. Mr. Petkovich did not receive a payout for 2023 for his period of service prior to his termination date.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	38

Outstanding Equity Awards as of December 31, 2023

The following table summarizes the outstanding stock awards held by the NEOs as of December 31, 2023.

Stock Awards

Name	Grant Date	Number Of Shares Or Units Of Stock That Have Not Vested (1)	Market Value Of Unearned Shares Or Units Of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number Of Shares Or Units That Have Not Vested (3)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares Or Units That Have Not Vested (2)

Andy L. Nemeth	1/25/2023	8,824	$885,488	52,941	$5,312,629
	1/26/2022	7,792	781,927	46,755	4,691,864
	1/21/2021	8,000	802,800	64,000	6,422,400

Jeffrey M. Rodino (4)	1/25/2023	3,750	376,313	22,500	2,257,875
	1/26/2022	3,312	332,359	19,871	1,994,055
	1/21/2021	3,429	344,100	27,428	2,752,400

Kip B. Ellis	1/25/2023	3,235	324,632	19,413	1,948,095
	1/26/2022	2,857	286,700	17,144	1,720,400
	1/21/2021	2,857	286,700	22,858	2,293,800

Matthew S. Filer	1/25/2023	700	70,245	2,800	280,980

Jacob R. Petkovich (5)	-	-	-	-	-

Joel D. Duthie	1/25/2023	1,471	147,615	8,823	885,388
	1/26/2022	1,299	130,355	7,793	782,028
	1/21/2021	857	86,000	6,858	688,200

(1)

Restricted share grants related to Time-Based Share awards fully vest on January 25, 2026, January 26, 2025 and January 21, 2024. Unvested restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before the shares vest.

(2)	Based on a market price of $100.35 per share which was the NASDAQ Stock Market closing price on December 31, 2023.

(3)

Except for Mr. Filer, restricted share grants related to Performance-Contingent Shares at stretch Company performance will vest based on actual EBITDA achievement compared to target EBITDA achieved at the conclusion of the cumulative three-year performance measurement period. For Mr. Filer, restricted share grants related to Performance-Contingent Shares at target Company performance will vest based on actual EBITDA achievement compared to target EBITDA achieved at the conclusion of the cumulative three-year performance measurement period. Unvested restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before the shares vest. Restricted share grants related to Performance-Contingent Shares at stretch (or 150% of target payout), which were approved by the Board on January 21, 2021, were adjusted upward to 200% of target payout as of December 31, 2023 to reflect the actual expected payout at the January 17, 2024 vesting date. The related compensation expense associated with the change in payout percentage for these awards was adjusted in the Company’s financial statements in accordance with ASC 718.

(4)

The Board approved an increase to Mr. Rodino’s total target LTIP award from $800,000 in January 2021 to $1,200,000 in July 2021 upon his promotion to President of the Company. The restricted share awards related to both the Time-Based Shares and the Performance-Contingent Shares shown in the table above as outstanding as of December 31, 2023 were adjusted to reflect the impact of the increase to his 2021 total LTIP award and reflect the actual expected payout at the January 21, 2024 and January 17, 2024 vesting dates, respectively, for the Time-Based and Performance-Contingent Shares.

(5)	Unvested Time-Based and Performance-Contingent Shares granted to Mr. Petkovich in 2020, 2021, 2022 and 2023 were forfeited upon termination of his employment with the Company effective May 14, 2023.

39

Option/ SARs Awards

The table below summarizes the outstanding options and SARs held by the NEOs as of December 31, 2023.

Name	Grant Date	Number Of Securities Underlying Unexercised Options/ SARs Exercisable (1)	Number Of Securities Underlying Unexercised Options/ SARs Unexercisable (1)	Options/SARs Exercise Price	Options/SARs Expiration Date

Andy L. Nemeth	-	-	-	-	-

	05/14/2020	60,000	-	$41.33	5/14/2029

Jeffery M. Rodino	01/17/2017	7,707	-	66.93	1/17/2026

	01/17/2017	7,707	-	74.63	1/17/2026

Kip B. Ellis	05/14/2020	18,000	-	41.33	5/14/2029

Matthew S. Filer	-	-	-	-	-

Jacob R. Petkovich (2)	-	-	-	-	-

Joel D. Duthie	-	-	-	-	-

(1) The SARs that were granted to Mr. Rodino in 2017 are fully vested as of December 31, 2023 and expire after nine years. The stock options that were granted to Messrs. Rodino and Ellis in May 2020 are fully vested as of December 31, 2023 and expire after nine years. There were no options and SARS granted to the NEOs in 2021, 2022 and 2023.

(2) Mr. Petkovich exercised the remaining vested 9,000 stock options that were granted to him in November 2020 in June 2023 per the terms of his stock award agreement.

Equity Compensation Plan Information

Name	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options And Rights (1)	Weighted Average Exercise Price Of Outstanding Options And Rights	Number Of Securities Remaining For Future Issuance Under Equity Compensation Plans (2)

Equity Compensation Plans Approved by Security Holders	337,962	$56.59	1,298,039

Equity Compensation Plans not Approved by Security Holders	-	N/A	-

Total	337,962	$56.59	1,298,039

(1) The number of securities represented is the gross amount of shares to be issued upon exercise of outstanding options and SARs as of December 31, 2023.

(2) Represents the number of net shares available for future awards under the 2009 Omnibus Incentive Plan as of December 31, 2023, and excludes the number of securities to be issued upon exercise of outstanding options and SARs.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	40

Stock Options And Stock Appreciation Rights Exercises And Stock Vested In Fiscal 2023

The table below sets forth information about the value realized by the NEOs on vesting of stock awards and the exercise of stock options in 2023. There were no SARs exercised by the NEOs in 2023.

Name	Stock Awards (1) (2)		Option Awards (3)

	Number Of Shares Acquired On Vesting	Value Realized on Vesting	Number Of Shares Acquired On Exercise	Value Realized On Exercise

Andy L. Nemeth	82,800	$5,406,932	78,000	$4,590,900

Jeffrey M. Rodino	21,600	1,410,504	30,825	1,473,127

Kip B. Ellis	36,000	2,350,840	21,000	977,130

Matthew S. Filer	-	-	-	-

Jacob R. Petkovich	10,666	694,250	19,500	214,305

Joel D. Duthie	1,250	93,825	-	-

(1) For Messrs. Nemeth, Rodino and Ellis, the table below includes the number of Time-Based Shares awarded on January 23, 2020, which vested on January 23, 2023, using the NASDAQ Stock Market closing price of $66.99 per share times the total number of shares acquired on vesting. For Mr. Duthie, includes the number of Time-Based Shares awarded on October 1, 2020, which vested on October 1, 2023, using the NASDAQ Stock Market closing price of $75.06 per share times the total number of shares acquired on vesting.

	Nemeth	Rodino	Ellis	Filer	Petkovich	Duthie

Number of Shares (1)	9,200	2,400	4,000	-	-	1,250

Value	$616,308	$160,776	$267,960	-	-	$93,825

(2) For Messrs. Nemeth, Rodino and Ellis, the table below includes the number of Performance-Contingent Shares awarded on January 23, 2020, which vested at 200% of target on January 20, 2023 (the date the performance conditions were met), using the NASDAQ Stock Market closing price of $65.09 per share times the total number of shares acquired on vesting. For Mr. Petkovich, includes the number of Performance-Contingent Shares awarded on November 24, 2020, which vested at 200% of target on January 20, 2023 (the date the performance conditions were met), using the NASDAQ Stock Market closing price of $65.09 per share times the total number of shares acquired on vesting.

	Nemeth	Rodino	Ellis	Filer	Petkovich	Duthie

Number of Shares (2)	73,600	19,200	32,000	-	10,666	-

Value	$4,790,624	$1,249,728	$2,082,880	-	$694,250	-

(3) The number of shares acquired on exercise in 2023 for Messrs. Nemeth and Ellis are related to stock options granted on May 14, 2020 which became 100% vested on May 14, 2023. The number of shares acquired on exercise in 2023 for Mr. Rodino are related to stock options granted on January 17, 2017 which became 100% vested on January 17, 2021. The number of shares acquired on exercise for Mr. Petkovich in 2023 are related to stock options granted on November 24, 2020 which became 100% vested on May 14, 2023. The value realized on exercise was based on the difference between the market price per share of the common stock on the date of exercise and the option exercise price.

41

Non-Qualified Deferred Compensation

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	42

Potential Payments Upon Termination or Upon a Change of Control

Executive Employment Agreements

The Company has entered into Employment Agreements (the “Agreements”) with Messrs. Nemeth, Rodino, Ellis, Petkovich and Duthie, pursuant to which they agreed to serve as executive officers of the Company. The Agreements contain a non-compete clause and certain other stipulations and provide for a severance package that includes 12 months base salary. Under the Agreements, voluntary termination by the NEO or termination by the Company for cause will not result in any obligation of the Company to make payments. Upon termination by the Company without cause (as defined in the Agreement), each NEO would be entitled to: (i) one year of base salary; and (ii) annual non-equity incentive compensation that the NEO would have been entitled to receive at the end of the fiscal year. In addition, if the NEO’s employment is terminated prior to the end of the fiscal year due to death or disability or without cause, any non-equity incentive compensation due to the NEO is to be pro-rated as of the effective date of the termination. The base salary portion would be paid out in equal bi-weekly payments on the regular payroll cycle, and the non-equity incentive compensation would be calculated and paid in accordance with the terms of the applicable plan on a pro-rata basis from the date of termination. Upon termination due to death or disability, the NEO would only receive base salary through the end of the month in which the disability or death occurred. In addition, each of the NEOs has agreed not to compete with the Company for the two-year period following termination of employment subject to certain exceptions.

We believe that the Company should provide reasonable severance benefits to our NEOs and other general employees that are fair and commensurate with their job duties, functions, and responsibilities. We believe it is in the best interest of the Company to obtain a release from employees whose employment is terminated as well as a non-compete agreement from certain employees in the form of an employment agreement.

43

Executive Equity Compensation Agreement

In addition to reasonable severance benefits outlined under the employment agreements discussed above, the Company has entered into certain long-term equity compensation agreements with its executive officers, of which the awards under those agreements (in the form of restricted stock grants, stock options and SARS) are eligible for accelerated vesting under certain circumstances.

Restricted Share Awards

With respect to the Time-Based Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause, upon a change of control or termination due to death or disability, all unvested Time-Based Share awards would become fully vested.

With respect to the Performance-Contingent Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause or a termination due to death or disability before the performance period ending date, the number of Performance-Contingent Shares shall continue to vest subject to the achievement of certain pre-established performance criteria for such awards with the performance period ending with the date as stated in the applicable award agreement. In the event of a change of control, all unvested Performance-Contingent Shares would become fully vested as of the effective date of the change of control based on the assumption that the target amount of EBITDA performance as stated in the award agreements has been achieved.

Stock Options and SARs

With respect to stock options and SARS granted under the 2009 Omnibus Incentive Plan, in the event the NEO ceases to be an employee of the Company, no further vesting will occur from and after the date of termination except in the event of a termination of employment by the Company without cause, in which case both stock options and SARS would become fully vested and exercisable as to any shares that have not otherwise vested as of the effective time of termination of employment.

Based on the employment and compensation arrangements in effect as of December 31, 2023 and assuming a hypothetical termination date of December 31, 2023, including the price of the Company’s common stock on that date, the benefits upon termination without cause or upon a change of control, and termination due to death or disability for our NEOs would have been as follows in the table on page 45.

Former Chief Financial Officer Employment Agreement (Jacob R. Petkovich)

Mr. Petkovich’s Employment Agreement dated as of November 24, 2020 (the “CFO Agreement”), provided that Mr. Petkovich serve as Chief Financial Officer of the Company and that his employment term will continue to January 31, 2024 unless terminated earlier by either party in accordance with the CFO Agreement. Pursuant to the CFO Agreement, Mr. Petkovich was entitled to: (i) an annual base salary, (ii) participate in the Company’s employee benefit plans as they are generally available to the Company’s employees, (iii) participate in the Company’s STIP, and (iv) participate in the Company’s LTIP. The agreement also provided that Mr. Petkovich was also entitled to certain severance benefits in the event that his employment is terminated due to his death or disability or due to his termination by the Company without cause, or by himself for good reason (as such terms are defined in the CFO Agreement), which includes, in certain circumstances, the satisfaction of any continuing employment vesting requirement (subject to the satisfaction of applicable performance criteria) and the payment of cash in lieu of bonus and/or equity incentive awards. Mr. Petkovich voluntarily terminated his employment with the Company effective May 14, 2023 and as such is not entitled to any benefits upon the effective date of his termination of employment and as of December 31, 2023.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	44

Name/Benefit	Termination Without Cause	Change Of Control	Termination Due To Death Or Disability

Andy L. Nemeth (4)

Base Salary	$850,000	$850,000	-

Acceleration of Long-Term Incentives (1)	18,897,108	18,897,108	$18,897,108

Acceleration of Stock Options/SARs Exercise (2)	-	-	-

Annual Non-Equity Incentive Bonus (3)	1,632,600	1,632,600	1,632,600

Total Benefits	$21,379,708	$21,379,708	$20,529,708

Jeffery M. Rodino

Base Salary	$575,000	$575,000	-

Acceleration of Long-Term Incentives (1)	8,057,102	8,057,102	$8,057,102

Acceleration of Stock Options/SARs Exercise (2)	-	-	-

Annual Non-Equity Incentive Bonus (3)	931,900	931,900	931,900

Total Benefits	$9,564,002	$9,564,002	$8,989,002

Kip B. Ellis

Base Salary	$525,000	$525,000	-

Acceleration of Long-Term Incentives (1)	6,860,327	6,860,327	$6,860,327

Acceleration of Stock Options/SARs Exercise (2)	-	-	-

Annual Non-Equity Incentive Bonus (3)	793,890	793,890	793,890

Total Benefits	$8,179,217	$8,179,217	$7,654,217

Matthew S. Filer

Base Salary	$350,000	$350,000	-

Acceleration of Long-Term Incentives (1)	351,225	351,225	$351,225

Acceleration of Stock Options/SARs Exercise (2)	-	-	-

Annual Non-Equity Incentive Bonus (3)	260,800	260,800	260,800

Total Benefits	$962,025	$962,025	$612,025

Jacob R. Petkovich (5)	-	-	-

Joel D. Duthie

Base Salary	$475,000	$475,000	-

Acceleration of Long-Term Incentives (1)	2,719,586	2,719,586	$2,719,586

Acceleration of Stock Options/SARs Exercise (2)	-	-	-

Annual Non-Equity Incentive Bonus (3)	465,950	465,950	465,950

Total Benefits	$3,660,536	$3,660,536	$3,185,536

(1) Represents the market value of both unearned Time-Based Shares and Performance-Contingent Shares that have not vested based on a market price of $100.35 per share, which was the NASDAQ Stock Market closing price on December 31, 2023. Termination without cause or due to death or disability includes the right for the Performance-Contingent Shares to continue to vest after termination subject to meeting certain pre-established performance criteria for such awards. Except for Mr. Filer, amount in table assumes the achievement of the stretch performance metric for the 2023 and 2022 performance awards, and the projected actual maximum performance metric measured as of December 31, 2023 for the 2021 award. For Mr. Filer, amount in table assumes the achievement of the target performance metric for the 2023 performance award. Upon a change of control, the Performance-Contingent Shares fully vest as of the effective date of the change of control.

(2) All unexercised stock options and SARs for Mr. Rodino and all unexercised stock options for Mr. Ellis are 100% vested as of December 31, 2023.

(3) Represents the short-term non-equity incentive award earned in 2023 and approved by the Compensation Committee, based on the achievement of predetermined Company performance targets for 2023. See “Summary Compensation Table.”

(4) Non-qualified deferred compensation balances are not included in the above table for Mr. Nemeth. See page 42 for additional information regarding Mr. Nemeth’s deferred compensation balances under the Executive Retirement Plan and the NQDC Plan.

(5) Mr. Petkovich voluntarily terminated his employment with the Company effective May 14, 2023 and as such is not entitled to any benefits upon the effective date of his termination of employment and as of December 31, 2023.

45

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the Company is providing information about the relationship of the annual total compensation of its employees and the annual total compensation of the CEO during 2023. The total annual compensation of our median employee based on total annual compensation (other than our CEO) was $46,971. The annual total compensation of the CEO was $6,748,551. Based on this information, the ratio of the total compensation of the CEO for fiscal 2023 to the median employee’s total annual compensation is 144 to 1.

This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on the Company’s payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates used were as follows:

1.	The median employee was identified using active employee information as of December 31, 2023.

2.	Fiscal 2023 earnings (gross pay) of cash compensation were used as the consistently applied compensation measure to identify the median employee within the employee population. Cash compensation is the most prevalent measure of pay across the organization. Using this methodology, the median employee’s compensation was $46,971 and was determined to be a full-time, hourly, United States-based employee.

3.	The total compensation of the CEO for fiscal 2023 was $6,748,551, which is the total of the compensation amounts reported in the Summary Compensation Table.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	46

Pay Versus Performance
The following table sets
forth
a comparison of Pay Versus Performance (“PVP”) related to compensation reported in the Summary Compensation Table to compensation actually paid to our Principal Executive Officer (“PEO”) and other NEOs as well as information on our Company performance.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (5)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on:		Company Net Income ($ in millions)	Company EBITDA (4) ($ in millions)
					Company Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)

2023	$6,748,551	$15,496,536	$2,138,092	$3,039,172	$207	$146	$143	$405

2022	7,810,461	4,230,620	3,416,649	1,780,081	122	112	328	627

2021	8,023,798	12,877,899	3,789,459	6,581,026	159	145	225	457

2020	7,469,365	11,918,983	2,624,006	3,835,865	133	116	97	247
(1)
Mr. Nemeth served as our PEO for each year.
(2)
The Company’s Non-PEO NEOs for the years ended December 31, 2023, 2022, 2021 and 2020 were as follows:
 •  2023 - Messrs. Rodino, Ellis, Filer, Petkovich and Duthie
 •  2022 and 2021 – Todd M. Cleveland and Messrs. Rodino, Ellis and Petkovich
 •  2020 - Messrs. Cleveland, Rodino, Ellis, Petkovich, John A. Forbes and Joshua A. Boone
(a) Mr. Petkovich joined the Company as CFO in November 2020 and resigned from the Company in May 2023.
(b) Mr. Filer joined the Company as Senior Vice President of Finance in November 2022 and served as Interim CFO from May 2023 through March 4, 2024, at which time he returned to his previous role as Senior Vice President of Finance.
(c) Mr. Cleveland served as Executive Chairman during 2020-2022 and served as our PEO through December 31, 2019. Equity awards granted to Mr. Cleveland while he served as PEO continued to vest during 2020-2022.
(d) Mr. Boone resigned as CFO of the Company in June 2020.
(e) Mr. Forbes, an independent member of our Board, served as interim CFO from June 2020 until November 2020. The compensation for Mr. Forbes reflected in this table relates to the salary, bonus and equity grant Mr. Forbes received while serving as interim CFO. The table does not include any compensation Mr. Forbes received related to his service as a member of the Board of Directors.
(3)
Company Total Shareholder Return (“TSR”) reflects $100 invested as of market close on December 31, 2019, the final trading day of fiscal 2019. The Peer Group TSR values for 2020, 2021 and 2022 have been updated from those reported in last year’s table to reflect a market cap weighting effective date of December 31, 2019. Peer Group TSR reflects a customized peer group of companies, which includes Brunswick Corporation, Cavco Industries, Inc., LCI Industries, Malibu Boats, Inc., Polaris, Inc., Thor Industries, Inc., Winnebago Industries, Inc., and Wabash National Corporation. See Stock Performance Graph on page 28 of our Form 10-K for the fiscal year ended December 31, 2023.
(4)
Company selected measure of EBITDA, calculated as earnings before interest, taxes, depreciation and amortization, is the primary metric used in our LTIP as discussed in the CD&A beginning on page 24.

(5)
The following table sets forth a reconciliation from the Summary Compensation Table (“SCT”) to Compensation Actually Paid to our PEO and for the average paid for our Non-PEO NEOs for the year ended December 31, 2023.

	PEO	Average Non-PEO NEOs

	2023	2023

SCT Total Compensation	$6,748,551	$2,138,092

SUBTRACT Grant Fair Value of Equity Awards Made During Year (a)	(4,200,020)	(1,146,630)

ADD Year End Fair Value of Equity Awards Made During Year (b)	6,198,117	1,258,228

ADD Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (c)	5,999,844	1,173,818

ADD Change in Fair Value of Equity Awards Granted in Prior Years That Vested During Year (d)	448,652	(161,035)

ADD Fair Value at Vesting of Equity Awards Made During Year That Also Vested During Year (e)	-	-

SUBTRACT Fair Value at the End of the Prior Year of Equity Awards That Were Forfeited During Year (f)	-	(276,990)

ADD Value of Dividends Paid on Equity Awards That Vested During Year Not Included in SCT Total Compensation (g)	301,392	53,689

Total Adjustments Related to Equity Awards	$8,747,985	$901,080

Total Adjustments Related to Pension Value (h)	-	-

Total Compensation Actually Paid	$15,496,536	$3,039,172
(a)
Represents the grant date fair value of equity-based awards made during the fiscal year.
(b)
Represents the year-end fair value of equity awards that were made during the fiscal year and were unvested as of year-end.
(c)
Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that were still unvested as of year-end.
(d)
Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that vested during the current fiscal year.
(e)
Represents the fair value of equity awards that vested during the same year as grant.
(f)
Represents the prior year-end fair value of equity awards forfeited during the year. Upon his resignation in May 2023, Mr. Petkovich forfeited all of his unvested equity awards.
(g)
Dividends accrued during vesting period on restricted equity awards are paid only on shares that vest and at same time as vesting.
(h)
Mr. Nemeth is the only participant in the Executive Retirement Plan. The annual interest credit on the annuity benefit is reported using the same value in the SCT and in Compensation Actually Paid.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	48

The Company grants Performance-Contingent Shares to executive officers annually under its LTIP and typically reports the grant date fair value of these shares at 150% of the nominal “target” award (shown as “stretch” awards in the Grants of Plan-Based Awards Table) and accrues expense for these awards based on that projected payout, unless performance results and projections of future performance require a change to that estimate. Performance-Contingent Shares are earned based on the achievement of three-year cumulative Company EBITDA (after the Compensation Committee certifies the actual EBITDA achievement) compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. The Company generally grants Time-Based Share awards to executive officers annually and also at time of hire for certain other officers. Annual Time-Based Share awards cliff-vest on the third anniversary of the grant date.

The Company granted stock options and SARS to certain executive officers in 2016 and 2017, and stock options in 2020 as part of the NEOs’ annual equity grant. Grants awarded in 2016 and 2017 vested and became exercisable on a pro-rata basis over four years from the date of grant, and expire on the ninth anniversary of the grant date (subject to earlier expiration based on certain employment terminations). Several of the grants in 2016 and 2017 had exercise prices that exceeded the Company’s closing stock price on the date of grant (premium-priced options and SARS). Option grants made in 2020 vested and became fully exercisable in May 2023. Fair values at time of grant, at year-end 2020, 2021, 2022 and 2023, and on vesting dates for awards that vested during 2020 to 2023, were all determined using the Black-Scholes model. The table below summarizes the option fair values and related assumptions used to calculate Compensation Actually Paid for fiscal year 2023.

Valuation Purpose for PVP	Company Stock Price	Option Exercise Price	Expected Term (years)	Stock Price Volatility	Risk-Free Rate	Dividend Yield	Option Fair Value

Year-end 2022	$60.60	$41.33 - $66.66	1.67 - 3.17	56.9%	4.20% - 4.52%	3.0%	$20.40 - $25.36

2023 Vesting	$64.58	$41.33 - $66.66	1.16 - 2.62	56.2%	3.77% - 4.63%	2.8%	$20.94 - $27.01

49

KEY FINANCIAL MEASURES Adjusted Net Income EBITDA

The Company considers Adjusted Net Income (net of 2023 acquisitions and non-recurring charges and credits) and EBITDA to be the most important key financial performance measures that link the Company’s performance during 2023 to how compensation is actually paid to its PEO and non-PEO NEOs. As discussed in the CD&A, the annual STIP uses adjusted Net Income (net of acquisitions and non-recurring charges and credits) as the primary financial measure. Performance-Contingent Shares are earned based on cumulative EBITDA achieved during the three-year measurement period.
Analysis of Compensation Actually Paid and Company Performance
Since a majority of total compensation provided to the PEO and the average paid to the Non-PEO NEOs is via equity-based grants that vest over multi-year periods, the primary driver of changes in “Compensation Actually Paid” totals for the PEO and the average for the Non-PEO NEOs is the fluctuations in the Company’s stock price performance and our varying levels of achievement against pre-established performance goals under our long-term incentive plans.
The charts shown illustrate total Compensation Actually Paid (“CAP”) to the PEO and the Non-PEO NEOs versus: (a) the Company’s TSR and the
TSR
of the customized peer group of companies; (b) CAP versus Net Income; and (c) CAP versus EBITDA for each of the years ended December 31, 2020, 2021, 2022 and 2023.
CAP Versus TSR 2020 - 2023

CAP Versus Net Income 2020 - 2023

CAP Versus EBITDA 2020 - 2023

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	50

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Aggregate Number of Shares of Common Stock Beneficially Owned	Percent of Class

Five Percent Shareholders:

Blackrock, Inc. (1) 50 Hudson Yards New York, NY 10001	3,494,199	15.8%

FMR LLC (2) 245 Summer Street Boston, MA 02210	3,289,996	14.9%

The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	1,603,694	7.3%

Dimensional Fund Advisors LP (4) 6300 Bee Cave Road Building One Austin, TX 78746	1,443,218	6.5%

Directors:

Todd M. Cleveland (5)	122,866	*

M. Scott Welch (6)	110,467	*

Joseph M. Cerulli	48,074	*

John A. Forbes	34,682	*

Pamela R. Klyn	11,101	*

Denis G. Suggs	10,101	*

Michael A. Kitson	8,553	*

Derrick B. Mayes	7,001	*

Named Executive Officers: (7)

Andy L. Nemeth	279,619	1.2%

Jeffrey M. Rodino	199,509	*

Kip B. Ellis	101,316	*

Joel D. Duthie	32,177	*

Matthew S. Filer	6,539	*

Jacob R. Petkovich	-	-

All Directors And Executive Officers As A Group (18 Persons) (8) * Less than 1%	1,052,456	4.7%

The following table sets forth, as of March 22, 2024 (the record date), information concerning shareholders known to us as having beneficial ownership of more than five percent of our outstanding common stock and information with respect to the stock ownership of all of our directors, NEOs, and all of our directors and executive officers as a group. The address of each director and NEO listed below is 107 W. Franklin Street, Elkhart, Indiana 46516, except as otherwise provided.

(1) Information based on the Schedule 13G/A filed with the SEC by Blackrock, Inc. on January 22, 2024.

(2) Information based on the Schedule 13G/A filed with the SEC by FMR LLC on February 9, 2024.

(3) Information based on the Schedule 13G/A filed with the SEC by The Vanguard Group on February 13, 2024.

(4) Information based on the Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 9, 2024.

(5) Mr. Cleveland’s common stock holdings include 34,237 shares held in several limited liability corporations.

(6) Includes 84,000 shares held directly by Mr. Welch’s spouse and 7,681 shares held in entities controlled by Mr. Welch’s adult children and in which Mr. Welch has an equity interest.

(7) Except as otherwise indicated, the NEOs in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them and such shares include stock options,which are currently exercisable within sixty (60) days of the record date.

(8) Includes a total of 48,775 stock options which are exercisable within 60 days of the record date.

51

Related Party Transactions

In 2023, the Company entered into transactions with companies affiliated with two of our Board members by purchasing: (a) approximately $0.7 million of corrugated packaging materials from Welch Packaging Group (“Welch”), an independently owned company established by M. Scott Welch, who also serves as the President and CEO of Welch; and (b) approximately $0.4 million of foam materials from Dimensional Foam Products, d/b/a Century Foam, an independent company owned by Todd M. Cleveland.

Review, Approval or Ratification of Transactions with Related Persons

We have no formal policy related to the approval of related party transactions. However, the Company undergoes specific procedures when evaluating related party transactions. A related party transaction is generally reported to the Chief Executive Officer or Chief Financial Officer, who assists in gathering the relevant information about the transaction and presents the information to the Audit Committee. The Audit Committee then approves, ratifies or rejects the transaction. The related party transactions with companies affiliated with two of the Company’s board members described above were approved by the Board consistent with these procedures.

Proposals of Shareholders for the 2025 Annual Meeting

Proposals Included in the Proxy Statement

Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Office of the Secretary, 107 W. Franklin Street, Elkhart, Indiana 46516, and must be received no later than December 2, 2024.

In addition to satisfying all of the requirements under our Bylaws, to comply with the SEC’s new universal proxy rules for our 2025 Annual Meeting, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025, provided that the date of the meeting has not changed by more than 30 calendar days. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the Annual Meeting is first made. The deadline for the Company to receive notice of a shareholder’s nomination of a director nominee is a different date, as reflected below.

Proposals Not Included

in the Proxy Statement

Our Bylaws provide that any notice of business to be brought by a shareholder at the 2025 Annual Meeting of Shareholders (but not included in the proxy statement) must be made in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 20 days nor more than 50 days prior to the meeting. If the 2025 Annual Meeting of Shareholders was held on May 16, 2025, this means that such notice, together with certain prescribed information, must be delivered on or after March 27, 2025 and not later than April 27, 2025. Likewise, the Articles of Incorporation and Bylaws require that shareholder nominations to the Board for the election of directors to occur at the 2025 Annual Meeting of Shareholders be delivered to the Secretary, together with certain prescribed information, in accordance with the procedures for bringing business before an annual meeting at which directors are to be elected.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	52

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended December 31, 2023 may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to the Office of the Secretary, 107 W. Franklin Street, Elkhart, Indiana 46516, we will provide a separate copy of the Annual Report for the year ended December 31, 2023 or Notice of Annual Meeting and Proxy Statement.

Other Matters

A copy of our Annual Report on Form 10-K for the year ended December 31, 2023, excluding certain of the exhibits thereto, may be obtained without charge by writing to Joel D. Duthie – Executive Vice President, Chief Legal Officer and Secretary, Patrick Industries, Inc., 107 W. Franklin Street, Elkhart, Indiana 46516.

The Board knows of no other proposals that may be presented for action at the meeting. However, if any other proposal properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter. Shareholders are urged to execute and return promptly the enclosed form of proxy in the envelope provided.

By Order of the Board of Directors

Joel D. Duthie

Executive Vice President, Chief Legal Officer and Secretary April 1, 2024

Voting Q&A

Q. Who may vote at the annual meeting?

A. Our Board has established the record date for the annual meeting as close of business on March 22, 2024. This Proxy Statement and the accompanying materials are being sent to holders of our common stock on the record date at the direction of the Board.

Q. How many shares must be present to conduct business at the meeting?

A. Each shareholder is entitled to one vote for each share of our common stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares “present” in person or by proxy at the meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters will be counted as shares present and entitled to vote in determining the presence of a quorum.

Shareholders participating in the virtual meeting are considered to be attending the meeting “in person.” Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining a quorum. As of the close of business on March 22, 2024, the record date for shareholders entitled to vote at the Annual Meeting, there were outstanding 22,401,350 shares of common stock entitled to one vote each. In determining whether a quorum exists at the meeting, all shares for which proxies were submitted will be counted. Proxies properly executed and received by us prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting.

Q. What proposals will be voted on at the Annual Meeting?

A. At the Annual Meeting, shareholders will act upon the following matters:

1. The election of the nine members of our Board of Directors named in the Proxy Statement;

2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024; and

3. The approval, by a non-binding advisory vote, of the compensation paid by the Company in fiscal year 2023 to its Named Executive Officers.

Q. How does the Board recommend I vote?

A. Our Board unanimously recommends that you vote “FOR” proposals 1, 2 and 3. With respect to Proposal 1 (Election of Directors), a shareholder may (i) vote for the election of each named director nominee, or (ii) withhold authority to vote for any named director nominee. With respect to Proposal 2 (Ratification of Independent Registered Public Accounting Firm) and Proposal 3 (Advisory Vote on Executive Compensation), a shareholder may vote for, against or abstain. Please note that brokers may not vote your shares on Proposals 1 and 3 in the absence of your specific instructions as to how to vote. Please return your Proxy Card so your vote can be counted.

Under Proposal 1, the directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes and abstentions will have no effect on Proposal 1, except to the extent that they will count as votes not cast.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	54

Proposals 2 and 3 in this Proxy Statement require the affirmative vote of a majority of the votes cast, assuming a quorum is present. Broker non-votes and abstentions will have no effect on these proposals.

Q. What happens if additional matters are presented at the Annual Meeting?

A. Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

Q. How do I vote if my shares are held in “street name”?

A. If a shareholder’s shares are held by a broker or another nominee (the “broker”) on the shareholder’s behalf (that is, in “street name”) and the shareholder does not instruct the broker as to how to vote the shareholder’s shares, the broker may vote the shares in its discretion on matters designated as routine. However, a broker cannot vote shares held in street name on matters designated as non-routine unless the broker receives voting instructions from the beneficial owner. If a shareholder’s shares are held in street name and the shareholder does not provide voting instructions to the broker, the broker will have discretion to vote those shares only on Proposal 2 because this proposal is considered a routine matter. “Broker non-votes” occur when brokerage firms receive proxies for which no voting instructions have been received from beneficial owners and the broker does not have discretionary authority to vote on the proposal. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our Annual Meeting for quorum purposes, but will not be counted as votes cast on any matter presented at our Annual Meeting that is a non-routine matter.

Q. How can I attend the Annual Meeting?

A. The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MAFG6HS. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your Proxy Card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 A.M. ET. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

55

Q. How do I register to attend the Annual Meeting virtually on the Internet?

A. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or Proxy Card that you received. If you hold your shares through an intermediary, such as a bank, broker, fiduciary, or nominee, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Patrick Industries, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. ET on May 13, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Patrick Industries, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Q. What if I have trouble accessing the Annual Meeting virtually?

A. The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

Q. Will there be a question and answer session?

A. As part of the virtual Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the Annual Meeting procedures and be pertinent to the Company, our shareholders and the Annual Meeting matters. Following the Annual Meeting, we intend to post answers to any questions not answered during the meeting on our website under “For Investors - Company Info/Proxy Statements.”

If you wish to submit a question in advance of the virtual Annual Meeting: Prior to the virtual Annual Meeting, shareholders may submit questions, in writing, by following the instructions on the virtual Annual Meeting website (which will be accessible beginning on or around April 3, 2024). To submit a question in advance of the Annual Meeting, beneficial owners must register in advance of the Meeting. See “How do I register to attend the Annual Meeting virtually on the Internet?” above.

If you wish to ask a question during the virtual Annual Meeting: Log in to the virtual Annual Meeting website and enter the control number included on your Notice, proxy card or voting instruction form. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Notice of 2024 Annual Meeting of Shareholders & Proxy Statement	56

57

Patrick Industries, Inc. Corporate Office

107 W. Franklin Street

Elkhart, IN 46516
(800) 331-2151 / (574) 294-7511 www.patrickind.com

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/PATK or scan the QR code – login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PATK Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect nine directors to the Board of Directors to serve until the 2025 Annual Meeting of Shareholders. 01 - Joseph M. Cerulli 04 - Michael A. Kitson 07 - Andy L. Nemeth 02 - Todd M. Cleveland 05 - Pamela R. Klyn 08 - Denis G. Suggs 03 - John A. Forbes 06 - Derrick B. Mayes 09 - M. Scott Welch Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. For Against Abstain 3. To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2023. For Against Abstain 4. To consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date (mm/dd/yyyy) – Please print date below. Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. 1UPX 03YX3D

The 2024 Annual Meeting of Shareholders of Patrick Industries, Inc. will be held on Thursday, May 16, 2024 at 10:00 AM ET, virtually via the Internet at meetnow.global/MAFG6HS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and the 2023 Annual Report and 2024 Proxy Statement are available at www.investorvote.com/PATK Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PATK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy – PATRICK INDUSTRIES, INC. PATRICK INDUSTRIES, INC. Annual Meeting of Shareholders May 16, 2024 10:00 AM (ET) This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Andy L. Nemeth and Joel D. Duthie, or either of them, as the undersigned’s proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the undersigned’s Common Stock in PATRICK INDUSTRIES, INC. and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present. The 2024 Annual Meeting of Shareholders of PATRICK INDUSTRIES, INC. will be held on Thursday, May 16, 2024 at 10:00 AM ET, virtually via the Internet at meetnow.global/MAFG6HS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If this proxy is properly executed but no such directions are made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side C Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below.